UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5661

Weitz Series Fund, Inc.
(Exact name of registrant as specified in charter)

Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Address of principal executive offices) (Zip code)

Wallace R. Weitz & Company
Weitz Series Fund, Inc.
Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-402-391-1980

Date of fiscal year end: March 31

Date of reporting period: March 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

WEITZ SERIES FUND, INC.

Fixed Income Fund

Government Money Market
Fund

ANNUAL
REPORT

March 31, 2004

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WEFIX

2

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Performance Since Inception

A long-term perspective on the Fixed Income Fund’s performance is shown below. The table shows how an investment of $25,000 in the Fixed Income Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Fund for the one, five and ten year periods ended March 31, 2004.

Period Ended	Value of Initial $25,000 Investment	Value of Cumulative Capital Gain Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares	Annual Rate of Return

Dec. 23, 1988	$25,000	$—	$—	$25,000	—%
Dec. 31, 1988	24,847	—	169	25,016	—
Dec. 31, 1989	25,049	—	2,251	27,300	9.1
Dec. 31, 1990	25,579	30	4,153	29,762	9.0
Dec. 31, 1991	26,563	34	6,492	33,089	11.2
Dec. 31, 1992	26,393	33	8,491	34,917	5.5
Dec. 31, 1993	27,051	34	10,646	37,731	8.1
Dec. 31, 1994	24,901	32	11,907	36,840	-2.4
Dec. 31, 1995	27,117	34	15,497	42,648	15.8
Dec. 31, 1996	26,592	34	17,896	44,522	4.4
Dec. 31, 1997	27,290	35	21,047	48,372	8.6
Dec. 31, 1998	27,472	35	24,133	51,640	6.8
Dec. 31, 1999	26,080	33	26,001	52,114	0.9
Dec. 31, 2000	26,745	34	30,420	57,199	9.8
Dec. 31, 2001	27,583	35	34,358	61,976	8.4
Dec. 31, 2002	27,509	35	37,024	64,568	4.2
Dec. 31, 2003	28,421	36	40,176	68,633	6.3
Mar. 31, 2004	28,865	37	40,803	69,705	1.6	†

The Fund’s average annual total return for the one, five and ten year periods ended March 31, 2004 was 6.7%, 6.0% and 6.5%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Since inception, the total amount of capital gains distributions reinvested in shares was $32, and the total amount of income distributions reinvested was $37,644.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†   Return is for the period 1/1/04 through 3/31/04

3

WEITZ SERIES FUND, INC. —  FIXED INCOME FUND

The chart below depicts the change in value of a $25,000 investment for the period March 31, 1994, through March 31, 2004 for the Fixed Income Fund as compared with the growth of the Lehman Brothers Intermediate U.S. Government/Credit Index during the same period. The Lehman Brothers Intermediate U.S. Government/Credit Index is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Fixed Income Fund on March 31, 1994 would have been valued at $47,025 on March 31, 2004.

Average Annual Total Returns

	1-Year	5-Year	10-Year

Fixed Income Fund	6.7%	6.0%	6.5%
Lehman Brothers Intermediate U.S. Government/Credit Index	5.3%	7.2%	7.1%

The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

WEITZ SERIES FUND, INC. —  FIXED INCOME FUND
March 31, 2004 – Annual Report

April 14, 2004

Dear Fellow Shareholder:

               The Fixed Income Fund’s total return for the first quarter of 2004 was +1.6%, which consisted of approximately +0.5% from net interest income (after deducting fees and expenses) and +1.1% from (realized and unrealized) appreciation of our bonds and other investments. For the fiscal year ended March 31, the Fund’s total return was 6.7%.

               The table below summarizes total return data for our Fund compared with the average intermediate-term investment grade fixed income fund over one, five and ten year periods.

	Average Annual Total Returns**

	1-Year	5-Year	10-Year

Fixed Income Fund	6.7%	6.0%	6.5%
Average Intermediate Investment Grade Fixed Income Fund*	5.4%	6.5%	6.7%

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/ monthly.asp.

*	Source: Lipper Analytical Services

**	All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.

The following table and chart shows a profile of our portfolio and asset allocation as of March 31:

Average Maturity	3.4 years
Average Duration	1.0 years
Average Coupon	3.2%
30-Day SEC Yield at 3-31-04	1.1%
Average Rating	AA

The following table and chart shows a profile of our portfolio and asset allocation as of March 31:

Average Maturity	3.4 years
Average Duration	1.0 years
Average Coupon	3.2%
30-Day SEC Yield at 3-31-04	1.1%
Average Rating	AA

5

Fiscal Year in Review

          As this is our annual report, a brief review of the past year is in order. Overall, the year was generally a positive one for most fixed income investors. Our portfolio also performed well, both on an absolute and relative basis.

          The domestic economy exhibited signs of strength as corporate profitability improved and consumer spending remained firm. Recent signs suggest economic activity continues to accelerate. For example, job growth has picked up recently after being anemic for much of the year.

          On the monetary front, the Federal Reserve likely lowered short-term interest rates for the last time in June in an effort to ward off the possibility of deflation. While monetary policy remains in an “emergency” anti-deflation, re-flating mode, it is becoming more likely that the next action by the Fed will be to raise short-term rates modestly.

          Longer-term, high quality interest rates, (U.S. Treasury bonds, for example) were mostly unchanged over the course of the year, but experienced increased volatility as investors were whipsawed from fears of deflation to inflation in a short period of time. At present, it appears investors believe the Fed has been successful at averting a deflationary spiral but are quite concerned that it has come at the cost of a flowering (and not a pretty one) of inflation.

          One of the key themes from the past year was the reduction in credit spreads (the extra yield investor’s demand for securities other than U.S. Treasuries). This especially benefited investors in the corporate bond arena as income (or “coupon”) returns were enhanced by appreciation in the value of their bonds.

Portfolio Review

          The balance of this letter will focus on some of the larger categories of securities held in our Fund. The discussion is intended to provide an overview of the types of securities we currently own as well as provide highlights about some of the investments we have made in the past year.

Mortgage-Backed and U.S. Treasury/Government Securities

          Our mortgage-backed, agency, and Treasury securities are high quality and have very low credit risk. Mortgage-backed securities represent about 8% of our portfolio and are backed by monthly mortgage payments from homeowners throughout the country. The type of mortgage-backed securities we own offer additional predictability in cash flows (both interest and maturity payments). This predictability was tested in the past year as homeowners refinanced their mortgages in unprecedented numbers (which returns cash to mortgage-backed securities holders). In spite of this trend, this portion of our portfolio has performed well. The mortgage-backed securities we have typically owned (Planned Amortization Class) coupled with our resistance to pay large premiums to face value for investments in mortgages has shielded us somewhat from the volume of refinancings unleashed in the past year.

6

          U.S. Treasury and government agency securities represent about 29% of our portfolio. Our agency securities are typically either Fannie Mae or Freddie Mac bonds. The securities of both agencies are high quality and their returns relative to Treasuries offer ample compensation for the incremental credit risk we assume.

          Examples of government agency debt we invested in over the past year which we feel provide solid defensive characteristics are “one-time” callable and “step-up” bonds (issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Bank). These bonds provide downside protection should interest rates rise and generally have better investment attributes than the average callable bond. Callable bonds typically result in a “heads I win – tails you lose” proposition for the issuer (not the investor) in that the issuer has an option to take the bonds away from investors both at the call date and at any date thereafter until the bond matures. “One-time” callable and “step-up” bonds (that are issued with a one-time call provision), on the other hand, can only be called once, on their stated call date. After that date they cannot be called until their maturity. And in the case of “step-up” bonds, the coupon increases if the issuer does not call the bonds. This helps level the playing field between the investor and issuer of callable bonds and should result in more favorable outcomes, especially in today’s low interest rate environment.

Corporate Bonds

          Our corporate bonds (about 12% of our portfolio) are concentrated in relatively mature companies with strong cash flows, which can be used to reinvest in the business as well as service their debt obligations. At times, our equity portfolios are a good source of fixed-income investment ideas. Countrywide Home Loans, Hilton Hotels, Liberty Media, and Citizens Communications are examples of that process at work.

          Last year many of our portfolio companies made important strides towards improving their balance sheets, causing the yield premium that investors demand as extra compensation for owning their debt to narrow (resulting in unrealized appreciation of our bonds). In other cases, companies refinanced existing debt by calling or tendering for bonds which we owned (resulting in realized gains as our bonds were called). Examples include Qwest, Host Marriott, and Six Flags.

Common/Preferred Stocks

          For a small part of our portfolio, we invest in both common and preferred securities when we believe the risk/reward trade-offs are favorable. An important criterion for an investment in this area is that it has the potential to generate a sufficient dividend or income stream to compensate us while we wait for any potential equity upside in addition to the incremental risk we assume.

          One example would be our original purchase of the convertible preferred securities of Redwood Trust which were subsequently converted to common stock. Redwood is a mortgage real estate investment trust specializing in the jumbo loan market (loan balances in excess of $350,000) run by an owner-oriented management team. Our Redwood investment represents a good example of our willingness to commit a portion of our portfolio (less than 20%) to investments other than bonds, where the risk/reward characteristics appear favorable. And while we have trimmed our position as the price rose, we remain optimistic about the company’s long-term prospects.

7

          Citizens Communications Equity Units also represent an investment where a high dividend (6 3/4%) is supplemented with the ability to participate in upside potential should Citizen’s common stock appreciate. Citizens is a pure play on the rural wire-line industry. The company generates lots of discretionary cash flow, has some control over its destiny, and has management we trust to use the cash flow wisely.

Investment Strategy

          For the benefit of more recent investors in the Fund, an overview of our investment strategy follows. This should also serve as a good review for those who have been shareholders over longer periods of time.

          Our primary investment objective is to generate high current income consistent with the preservation of capital. The Fund accomplishes this goal by investing primarily in short- to intermediate-term bonds, which pay a fixed “coupon” rate of interest. We will normally invest at least 80% of our net assets in fixed-income securities (U.S. Government, government agency, corporate, and mortgage related bonds) but can and do own a few common and preferred stocks, which pay relatively high dividends and whose price-value proposition is compelling.

          The average maturity of our portfolio is generally under ten years (currently under five). Most of our bonds carry an “investment grade” (AAA, AA, A, and BBB) rating and over time our portfolio has been weighted towards higher rated bonds.

          Overall, our strategy of investing in higher quality, short- to intermediate-term bonds will not insulate us from large swings in interest rates. But we believe, over time, this approach allows the Fund to generate most of the “coupon” returns of longer-term bonds with lower overall interest rate risk.

Outlook

          We continue to believe the environment for fixed income investors remains challenging. When thinking about the “things that can go right” versus the “things that can go wrong” for bond investors, a laundry list of worries weighs in on the “wrong” side. Weakness in the dollar exchange ratio, the increasing budget deficit, rising commodity prices, and our country’s reliance on foreigners to finance our swelling trade deficit all have the potential of causing inflation (which could lead to higher interest rates). In addition, tight credit spreads suggest that compensation for assuming additional risk in many areas of the bond market is low.

          Given these “headwinds” and faced with today’s low level of interest rates, it seems prudent to continue to position our portfolio in a defensive manner by maintaining a high cash/reserve position and by keeping its average life and duration low.

8

          While this conservative approach may cause our Fund to under-perform in a declining interest rate environment; it should afford greater capital protection/preservation and allow us to invest on more favorable terms should interest rates rise.

          As always, we welcome your comments and questions.

Best Regards,

Thomas D. Carney Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

Shareholder Information Meeting Please Mark Your Calendars—Our Annual Shareholder Information Meeting will be held on May 25th at the Scott Conference Center at 4:30 p.m.

9

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities
March 31, 2004

Rating#	Principal amount		Cost	Value

		CORPORATE BONDS — 11.5%
A	$1,000,000	Countrywide Home Loans, Inc. 6.85% 6/15/04	$999,779	$1,010,872
BBB-	1,000,000	Ford Motor Credit Co. Notes 6.7% 7/16/04	999,888	1,014,606
NR	250,000	Local Financial Corp. 11.0% 9/08/04	250,000	259,375
BBB	1,000,000	ConAgra, Inc. Sub. Notes 7.4% 9/15/04	1,000,000	1,024,634
NR	750,000	Century Communications Sr. Notes 9.5% 3/01/05*	774,066	787,500
BBB	600,000	General Motors Acceptance Corp. Debs. 6.625% 10/15/05	599,340	636,884
BBB	1,000,000	Citizens Communications Co. 8.5% 5/15/06	995,459	1,099,464
BBB	1,000,000	Cox Communications, Inc. 7.75% 8/15/06	997,837	1,122,491
BBB-	850,000	Liberty Media Corp. Sr. Notes 3.5% 9/25/06	844,963	866,172
BBB-	1,000,000	Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	983,920	1,115,000
B+	450,000	HMH Properties, Inc. 7.875% 8/01/08	443,346	469,688
BBB-	500,000	Liberty Media Corp. Sr. Notes 7.875% 7/15/09	501,588	591,031
AAA	1,000	Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18	1,018	1,031
A-	1,000,000	Telephone & Data Systems, Inc. 9.25% 2/10/25	1,016,810	1,053,518

		Total Corporate Bonds	10,408,014	11,052,266

		MORTGAGE-BACKED SECURITIES — 8.3% #
AAA	1,757,666	Freddie Mac Planned Amortization Class 5.5% 3/15/14
		(Estimated Average Life 0.7 years)	1,785,942	1,784,037
AAA	2,000,000	Fannie Mae Planned Amortization Class 5.5% 12/25/26
		(Estimated Average Life 1.4 years)	2,051,967	2,048,529
AAA	2,000,000	Fannie Mae Planned Amortization Class 5.0% 9/25/27
		(Estimated Average Life 2.1 years)	2,049,537	2,049,755
AAA	1,000,000	Fannie Mae Planned Amortization Class 5.0% 3/25/15
		(Estimated Average Life 2.3 years)	1,038,279	1,032,753
AAA	109,260	Fannie Mae 6.5% 6/01/18 (Estimated Average Life 2.5 years)	109,149	115,301
AAA	868,260	Freddie Mac 5.0% 6/01/18 (Estimated Average Life 3.3 years)	899,288	893,923

		Total Mortgage-Backed Securities	7,934,162	7,924,298

The accompanying notes form an integral part of these financial statements.

10

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities, Continued

Rating#	Principal amount		Cost	Value

		TAXABLE MUNICIPAL BONDS — 1.6%
AAA	$325,000	Baltimore Maryland 7.25% 10/15/05	$326,148	$353,171
AAA	500,000	Stratford Connecticut 6.55% 2/15/13	500,000	565,500
AA+	500,000	King County Washington 8.12% 12/01/16	583,655	587,390

		Total Taxable Municipal Bonds	1,409,803	1,506,061

		U.S. GOVERNMENT AND AGENCY SECURITIES — 29.1%
AAA	2,000,000	Federal Home Loan Bank 6.04% 9/08/05	2,000,000	2,132,010
AAA	500,000	Federal Home Loan Bank 6.44% 11/28/05	500,151	540,015
AAA	2,000,000	Federal Home Loan Bank 2.45% 3/23/07	2,000,000	2,003,626
AAA	1,000,000	Federal Home Loan Bank 4.0% 12/28/07(a)	1,000,000	1,007,122
AAA	350,000	Fannie Mae 4.25% 9/17/08	351,901	355,131
AAA	1,000,000	Federal Home Loan Bank 3.51% 1/08/09	1,005,149	1,010,129
AAA	5,000,000	U.S. Treasury Note 3.0% 2/15/09	4,988,521	5,055,860
AAA	1,000,000	Freddie Mac 3.25% 7/09/09	995,348	1,001,029
AAA	2,000,000	Fannie Mae 4.125% 4/28/10	2,000,000	2,042,370
AAA	1,000,000	Freddie Mac 2.125% 6/16/10(a)	1,000,000	1,000,572
AAA	1,000,000	Federal Home Loan Bank 3.0% 6/30/10(a)	1,000,000	1,001,359
AAA	3,000,000	U.S. Treasury Note 5.0% 8/15/11	3,081,504	3,306,681
AAA	1,000,000	Freddie Mac 5.5% 9/15/11	999,920	1,107,380
AAA	2,150,000	Fannie Mae 5.5% 10/18/11	2,178,454	2,196,354
AAA	1,000,000	Fannie Mae 6.25% 3/22/12	1,028,982	1,046,552
AAA	3,000,000	Freddie Mac 5.125% 8/20/12	3,005,952	3,038,868

		Total U.S. Government and Agency Securities	27,135,882	27,845,058

Shares or units

	COMMON STOCKS — 1.9%
15,000	Hanover Capital Mortgage Holdings, Inc.	116,824	233,250
25,000	Redwood Trust, Inc.	632,090	1,554,250

	Total Common Stocks	748,914	1,787,500

The accompanying notes form an integral part of these financial statements.

11

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities, Continued

Rating#	Shares or units		Cost	Value

		CONVERTIBLE PREFERRED STOCKS — 0.7%
BBB	25,000	Citizens Communications Co. - Equity Units †	$513,510	$636,250

		NON-CONVERTIBLE PREFERRED STOCKS — 0.3%
B1	5,000	Pennsylvania Real Estate Investment Trust 11% Pfd. Series A	188,125	305,000

	Principal amount or shares

		SHORT-TERM SECURITIES — 48.1%
	6,128,275	Wells Fargo Government Money Market Fund	6,128,275	6,128,275
AAA	40,000,000	U.S. Treasury Bills, 0.921% to 0.958%, due
		4/29/04 to 6/24/04(b)	39,938,219	39,939,689

		Total Short-Term Securities	46,066,494	46,067,964

		Total Investments in Securities	$94,404,904	97,124,397

		Other Liabilities in Excess of Other Assets — (1.5%)		(1,391,796)

		Net Assets — 100%
				$95,732,601

		Net Asset Value Per Share		$11.71

#	Ratings and estimated average life of mortgage-backed securities are unaudited.

*	Non-income producing

†

Each Equity Unit consists of a purchase contract for shares of Citizens Communications Co. common stock and a senior note, with a face amount of $625,000, due August 17, 2006 issued by Citizens Communications Co.

(a)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate disclosed represents rate as of March 31. 2004.

(b)	Interest rates presented for treasury bills are based upon yield to maturity rate(s) at date(s) of purchase.

The accompanying notes form an integral part of these financial statements.

12

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Statement of Assets and Liabilities
March 31, 2004

Assets:
Investments in securities at value (cost $94,404,904)	$97,124,397
Accrued interest and dividends receivable	480,676

Total assets	97,605,073

Liabilities:
Due to adviser	37,079
Payable for securities purchased	1,785,953
Other expenses	49,440

Total liabilities	1,872,472

Net assets applicable to outstanding capital stock	$95,732,601

Analysis of net assets:
Paid-in capital	$93,199,999
Accumulated undistributed net investment income	396,843
Accumulated net realized loss	(583,734)
Net unrealized appreciation of investments	2,719,493

Total net assets applicable to shares outstanding	$95,732,601

Net asset value, offering and redemption price per share of outstanding capital stock (8,175,587 shares outstanding)	$11.71

The accompanying notes form an integral part of these financial statements.

13

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Statement of Operations
Year ended March 31, 2004

Investment income:
Dividends		$213,021
Interest		1,978,546

Total investment income		2,191,567

Expenses:
Investment advisory fee	$315,456
Administrative fee	116,660
Sub-transfer agent fees	35,027
Custodial fees	3,624
Directors fees	1,363
Other expenses	83,985

Total expenses		556,115
Less fees waived by investment adviser		(82,931)

Net expenses		473,184

Net investment income		1,718,383

Realized and unrealized gain on investments:
Net realized gain on securities		1,017,050
Net unrealized appreciation of investments		1,336,980

Net realized and unrealized gain on investments		2,354,030

Net increase in net assets resulting from operations		$4,072,413

The accompanying notes form an integral part of these financial statements.

14

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Statements of Changes in Net Assets

	Year ended March 31,

	2004	2003

Increase (decrease) in net assets:
From operations:
Net investment income	$1,718,383	$1,987,734
Net realized gain (loss)	1,017,050	(824,047)
Net unrealized appreciation	1,336,980	1,564,923

Net increase in net assets resulting from operations	4,072,413	2,728,610

Distributions to shareholders from:
Net investment income	(1,672,756)	(2,198,949)

Total distributions	(1,672,756)	(2,198,949)

Capital share transactions:
Proceeds from sales	70,165,452	21,371,773
Payments for redemptions	(31,367,706)	(18,622,288)
Reinvestment of distributions	1,551,236	2,013,045

Total increase from capital share transactions	40,348,982	4,762,530

Total increase in net assets	42,748,639	5,292,191

Net assets:
Beginning of period	52,983,962	47,691,771

End of period (including undistributed net investment income of $396,843 and $351,216, respectively)	$95,732,601	$52,983,962

The accompanying notes form an integral part of these financial statements.

15

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Financial Highlights

The following financial information provides selected data for a share of the Fixed Income Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2004	2003	2002	2001	2000

Net asset value, beginning of period	$11.29	$11.17	$11.24	$10.68	$11.22

Income (loss) from investment operations:
Net investment income	0.30	0.43	0.53	0.71	0.69
Net gain (loss) on securities (realized and unrealized)	0.45	0.18	(0.04)	0.58	(0.57)

Total from investment operations	0.75	0.61	0.49	1.29	0.12

Less distributions:
Dividends from net investment income	(0.33)	(0.49)	(0.56)	(0.73)	(0.66)

Net asset value, end of period	$11.71	$11.29	$11.17	$11.24	$10.68

Total return	6.7%	5.6%	4.4%	12.6%	1.2%
Ratios/supplemental data:
Net assets, end of period ($000)	95,733	52,984	47,692	33,071	31,282
Ratio of net expenses to average net assets†	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	2.72%	3.90%	5.08%	6.46%	6.15%
Portfolio turnover rate	48%	31%	16%	1%	39%

†	Absent voluntary waivers, the expense ratio would have been 0.88%, 0.91%, 0.91%, 0.95% and 0.88% for the years ended March 31, 2004, 2003, 2002, 2001 and 2000, respectively.

The accompanying notes form an integral part of these financial statements.

16

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
March 31, 2004 – Annual Report

April 15, 2004

Dear Fellow Shareholder:

          Yields on short-term securities were mostly unchanged during the first quarter. As of March 31st, the 7-day and 30-day yields of our portfolio were both 0.4%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value.)

          The strategy in our Government Money Market Fund remains conservative. We invest in short-term government securities that have a weighted average maturity of less than 90 days. The types of securities we typically invest in consist of U.S. Treasury bills and government agency discount notes (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). At March 31, our portfolio’s average life was 49 days and consisted only of U.S. Treasury bills. As mentioned above, we can also own government agency securities. However, at present, we don’t believe we are being adequately compensated (in the form of extra yield over Treasury bills) for the modest incremental risk of owning agency discount notes.

          While the credit quality of our investments is high, the expected returns on these investments are primarily affected by near-term monetary policy (which is controlled by the Federal Reserve’s Open Market Committee). A change in the “going rate” in the short-term government security market impacts our yields fairly quickly. At present, even though monetary policy remains in an “emergency” anti-deflation, re-flating mode, it is becoming more likely that the next action by the Fed will be to raise short-term rates modestly.

          Overall, our Government Money Market Fund is designed for investors with a short investment horizon and low risk tolerances. Keeping these objectives in mind should help investors maintain their investment discipline in the present interest-rate environment where the temptation to assume more risk in search of higher returns may not be consistent with their investment objectives.

          If you have any questions about the mechanics of the Fund or our investment strategy, please call.

Best regards,

Thomas D. Carney
Portfolio Manager

Shareholder Information Meeting Please Mark Your Calendars—Our Annual Shareholder Information Meeting will be held on May 25th at the Scott Conference Center at 4:30 p.m.

17

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Schedule of Investments in Securities
March 31, 2004

Rating#	Principal amount		Value

		U.S. GOVERNMENT SECURITIES — 118.0% †
AAA	$6,000,000	U.S. Treasury Bill 0.917% 4/15/04	$5,997,898
AAA	7,000,000	U.S. Treasury Bill 0.866% 4/22/04	6,996,529
AAA	10,000,000	U.S. Treasury Bill 0.921% 4/29/04	9,992,971
AAA	12,000,000	U.S. Treasury Bill 0.927% 5/13/04	11,987,260
AAA	8,000,000	U.S. Treasury Bill 0.958% 6/03/04	7,986,840
AAA	10,000,000	U.S. Treasury Bill 0.957% 6/17/04	9,979,921
AAA	5,000,000	U.S. Treasury Bill 0.954% 7/08/04	4,987,274

		Total U.S. Government Securities	57,928,693

Shares

	SHORT-TERM SECURITIES — 2.4%
1,183,394	Wells Fargo 100% Treasury Money Market Fund	1,183,394

	Total Investments in Securities (Cost $59,112,087)**	59,112,087
	Other Liabilities in Excess of Other Assets — (20.4%)	(10,009,024)

	Net Assets — 100%	$49,103,063

#	Unaudited

†	Interest rates presented for treasury bills are based upon yield to maturity rate(s) at date(s) of purchase.

**	Cost is the same for Federal income tax purposes.

The accompanying notes form an integral part of these financial statements.

18

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Statement of Assets and Liabilities
March 31, 2004

Assets:
Investment in securities at amortized cost, which approximates value	$59,112,087
Receivable for fund shares sold	245,262
Accrued interest	1,360

Total assets	59,358,709

Liabilities:
Due to adviser	12,800
Payable for fund shares redeemed	10,194,929
Other expenses	47,917

Total liabilities	10,255,646

Net assets applicable to outstanding capital stock	$49,103,063

Analysis of net assets:
Paid-in capital	$49,103,063

Total net assets applicable to shares outstanding	$49,103,063

Net asset value, offering and redemption price per share of outstanding capital stock (49,103,063 shares outstanding)	$1.000

The accompanying notes form an integral part of these financial statements.

19

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Statement of Operations
Year ended March 31, 2004

Investment income:
Interest		$587,687

Total investment income		587,687

Expenses:
Investment advisory fee	$300,011
Administrative fee	111,254
Sub-transfer agent fees	37,274
Registration fees	33,097
Custodial fees	5,163
Directors fees	1,039
Other expenses	55,667

Total expenses		543,505
Less fees waived by investment adviser		(243,493)

Net expenses		300,012

Net investment income		287,675

Realized gain on investments		3,417

Net increase in net assets resulting from operations		$291,092

The accompanying notes form an integral part of these financial statements.

20

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Statements of Changes in Net Assets

	Year ended March 31,

	2004	2003

Increase (decrease) in net assets:
From operations:
Net investment income	$287,675	$608,415
Net realized gain	3,417	776

Net increase in net assets resulting from operations	291,092	609,191

Distributions to shareholders from:
Net investment income	(287,675)	(608,415)
Net realized gain	(3,417)	(776)

Total distributions	(291,092)	(609,191)

Capital share transactions, at $1.00 per share:
Proceeds from sales	142,281,907	213,324,560
Payments for redemptions	(164,193,069)	(183,939,459)
Reinvestment of distributions	281,830	584,154

Total increase (decrease) from capital share transactions	(21,629,332)	29,969,255

Total increase (decrease) in net assets	(21,629,332)	29,969,255

Net assets:
Beginning of period	70,732,395	40,763,140

End of period	$49,103,063	$70,732,395

The accompanying notes form an integral part of these financial statements.

21

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Financial Highlights

The following financial information provides selected data for a share of the Government Money Market Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2004	2003	2002	2001	2000

Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000

Income from investment operations:
Net investment income	0.005	0.010	0.024	0.056	0.046

Less distributions:
Dividends from net investment income	(0.005)	(0.010)	(0.024)	(0.056)	(0.046)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000

Total return	0.5%	1.0%	2.5%	5.8%	4.6%
Ratios/supplemental data:
Net assets, end of period ($000)	49,103	70,732	40,763	39,511	38,426
Ratio of net expenses to average net assets †	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	0.48%	1.02%	2.40%	5.57%	4.61%

†	Absent voluntary waivers, the expense ratio would have been 0.91%, 0.91%, 0.94%, 0.97% and 0.89% for the years ended March 31, 2004, 2003, 2002, 2001 and 2000, respectively.

The accompanying notes form an integral part of these financial statements.

22

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
GOVERNMENT MONEY MARKET FUND
Notes to Financial Statements
March 31, 2004

(1)	Organization

Weitz Series Fund, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2004, the Company had four series in operation: the Fixed Income Fund, the Government Money Market Fund, the Value Fund and the Hickory Fund. The accompanying financial statements present the financial position and results of operations of the Fixed Income and the Government Money Market Funds (individually, a “Fund”, collectively, the “Funds”).

The Fixed Income Fund’s investment objective is high current income consistent with preservation of capital. Under normal market conditions, the Fixed Income Fund will invest at least 80% of the value of its total assets in fixed income securities such as U.S. government and agency securities, corporate debt securities, mortgage-backed securities, preferred stock and taxable municipal bonds.

The Government Money Market Fund’s investment objective is current income consistent with the preservation of capital and maintenance of liquidity. The Government Money Market Fund invests principally in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements thereon with maturities not exceeding thirteen months. The Fund limits its average portfolio maturity to ninety days or less.

On March 5, 2004, the shareholders of the Fixed Income Fund and the Government Money Market Fund approved the reorganization of the Funds with and into new series of The Weitz Funds, a Delaware statutory trust (the “Trust”), effective April 1, 2004. The new series of the Trust have the same names, investment objectives and investment policies of the Funds.

(2)	Significant Accounting Policies

The following significant accounting policies are in accordance with accounting principles generally accepted in the United States for the investment company industry.

(a) Valuation of Investments

Fixed Income Fund

Investment securities are carried at market determined using the following valuation methods:

•

Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the Nasdaq exchange are valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

23

• Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•

The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•

The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company’s Board of Directors.

Government Money Market Fund

Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors. This method of valuation is used consistently throughout the industry by money market funds wishing to maintain a constant net asset value per share.

(b)	Federal Income Taxes

Since the Funds’ policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fixed Income Fund.

(c)	Security Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

With respect to the Fixed Income Fund, income dividends and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned.

With respect to the Government Money Market Fund, in computing net investment income, the Fund amortizes premiums and discounts and accrues interest income daily.

(d)	Dividend Policy

The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Fixed Income Fund pays income dividends on a quarterly basis. The Government Money Market Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically unless the shareholder elects otherwise.

24

(e) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results may differ from those estimates.

(3)	Related Party Transactions

Each Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Funds’ shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 1/2% per annum of the respective Fund’s average daily net assets.

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Funds for which the Adviser is being paid a monthly fee. Prior to August 1, 2003, the annual administrative fee schedule for each Fund was as follows:

AVERAGE DAILY NET ASSETS
BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000	500,000,000	0.150%
500,000,000		0.050%

Effective August 1, 2003, the annual administrative fee, for each Fund, for average daily net assets greater than $100,000,000 is 0.100%. The breakpoint for average daily net assets greater than $500,000,000 has been eliminated. All other administrative fee rates in the above table are still applicable.

The Adviser has agreed to reimburse each Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1% of the respective Fund’s average annual daily net assets. For the year ended March 31, 2004, the Adviser has voluntarily capped fees and expenses for the Fixed Income and Government Money Market Funds at 0.75% and 0.50%, respectively, of the Funds’ average annual daily net assets. The total investment advisory and administrative fees, including the amounts waived by the Adviser, are set forth in each Fund’s statement of operations. As of March 31, 2004, the majority shareholder of the Adviser holds approximately 48% of the Government Money Market Fund.

Weitz Securities, Inc. as distributor, received no compensation for distribution of shares of the Funds.

25

(4)	Capital Stock

The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001 per share. Ten million of these shares have been authorized by the Board of Directors to be issued in the series designated Fixed Income Fund and 100 million of these shares have been authorized to be issued in the series designated Government Money Market Fund. The Board of Directors may authorize additional shares in other series of the Company’s shares without shareholder approval. Each share of stock has a pro rata interest in the assets of the portfolio to which the stock of that series relates and has no interest in the assets of any other series.

Transactions in the capital stock of the Fixed Income Fund are summarized as follows:

	Year ended March 31,

	2004	2003

Transactions in shares:
Shares issued	6,075,301	1,922,601
Shares redeemed	(2,729,722)	(1,678,631)
Reinvested dividends	135,677	182,098

Net increase	3,481,256	426,068

(5)	Distributions to Shareholders and Distributable Earnings

All distributions for both Funds during the years ended March 31, 2004 and 2003 were from ordinary income.

As of March 31, 2004, the components of distributable earnings of the Fixed Income Fund on a tax basis were as follows:

Undistributed ordinary income	$411,644
Capital loss carryforwards	(583,734)
Unrealized appreciation	2,716,677

$2,544,587

The Fixed Income Fund’s capital loss carryforward represents tax basis capital losses which may be carried over to offset future realized capital gains. To the extent that the carryforward is used, no capital gains distributions will be made. The carryforward expires on March 31, 2011. During the fiscal year, the Fund utilized capital loss carryforwards of $1,017,050 to offset realized capital gains.

26

(6)	Securities Transactions

Fixed Income Fund

Purchases and proceeds from maturities or sales of investment securities of the Fixed Income Fund, other than short-term securities, aggregated $31,647,373 and $18,218,771, respectively. The cost of investments for Federal income tax purposes is $94,407,720. At March 31, 2004, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $3,249,329 and $532,652, respectively.

(7)	Contingencies and Commitments

Each Fund indemnifies the Company’s officers and directors for certain liabilities that might arise from their performance of their duties to each Fund. Additionally, in the normal course of business each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, each Fund expects the risk of loss to be remote.

27

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of the
Fixed Income and Government Money Market Funds of Weitz Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of the Fixed Income Fund and Government Money Market Fund of Weitz Series Fund, Inc. (the “Funds”) as of March 31, 2004, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights presented herein for each of the respective years ended March 31, 2003 were audited by other auditors. Those auditors expressed an unqualified opinion on the statements of changes and financial highlights in their report dated April 18, 2003.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fixed Income Fund and Government Money Market Fund of Weitz Series Fund, Inc. as of March 31, 2004, and the results of their operations, the changes in their net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

Cincinnati, Ohio April 27, 2004

28

INFORMATION ABOUT THE DIRECTORS/TRUSTEES
AND OFFICERS OF THE WEITZ FUNDS
(Unaudited)

The individuals listed below serve as directors/trustees or officers of Weitz Series Fund, Inc., Weitz Partners, Inc. and The Weitz Funds (the “Weitz Funds”). Each director/trustee of the Weitz Funds serves until a successor is elected and qualified or until resignation. Each officer of the Weitz Funds is elected annually by the Board of Directors/Trustees.

The address of all officers and directors/trustees is 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124.

Interested Directors/Trustees*

Wallace R. Weitz (54)
Position(s) Held with Fund: President; Treasurer;
   Portfolio Manager
Length of Service (Beginning Date): Weitz Series
   Fund, Inc. (and predecessor Weitz Value Fund) –
   January, 1986, Weitz Partners, Inc. – July, 1993, The
   Weitz Funds – August, 2003
Principal Occupation(s) During Past 5 Years: President,
   Wallace R. Weitz & Company, Weitz Series Fund,
   Inc., Weitz Partners, Inc., The Weitz Funds
Number of Portfolios Overseen: 6
Other Directorships: N/A

Thomas R. Pansing, Jr. (59)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): Weitz Series Fund,
   Inc. (and predecessor Weitz Value Fund) – January,
   1986, Weitz Partners, Inc. – July, 1993, The Weitz
   Funds – August 2003
Principal Occupation(s) During Past 5 Years: Partner,
   Pansing Hogan Ernst & Bachman LLP, a law firm
Number of Portfolios Overseen: 6
Other Directorships: N/A

*

Mr. Weitz is a director and officer of Wallace R. Weitz & Company, investment adviser to the Weitz Funds, and as such is classified as an “interested director”. Mr. Pansing performs certain legal services for the investment adviser and the Weitz Funds and, therefore, is also classified as an “interested director”.

Independent Directors/Trustees

Lorraine Chang (53)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): Weitz Series Fund,
   Inc. and Weitz Partners, Inc. – June, 1997, The Weitz
   Funds – August 2003
Principal Occupation(s) During Past 5 Years: Partner,
   The Public Strategies Group, a management
   consulting firm, 1999-Present; Independent
   Consultant 1995-1999
Number of Portfolios Overseen: 6
Other Directorships: N/A

John W. Hancock (56)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): Weitz Series Fund,
   Inc. (and predecessor Weitz Value Fund) – January,
   1986, Weitz Partners, Inc. – July, 1993, The Weitz
   Funds – August 2003
Principal Occupation(s) During Past 5 Years: Partner,
   Hancock & Dana, an accounting firm
Number of Portfolios Overseen: 6
Other Directorships: N/A

Richard D. Holland (82)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): Weitz Series Fund,
   Inc. and Weitz Partners, Inc. – June, 1995, The
   Weitz Funds – August 2003
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen: 6
Other Directorships: N/A

Delmer L. Toebben (73)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): Weitz Series Fund,
   Inc. and Weitz Partners, Inc. – July, 1996, The Weitz
   Funds – August 2003
Principal Occupation(s) During Past 5 Years: Retired,
   1999-Present; President, Curzon Advertising &    Display, Inc. 1977-1999
Number of Portfolios Overseen: 6
Other Directorships: N/A

29

Officers

Mary K. Beerling (63)
Position(s) Held with Fund: Vice President and
   Secretary
Length of Service (Beginning Date): July, 1994
Principal Occupation(s) During Past 5 Years:
   Vice President, Wallace R. Weitz & Company,
   Weitz Series Fund, Inc., Weitz Partners, Inc., The
   Weitz Funds

Kenneth R. Stoll (42)
Position(s) Held with Fund: Vice President
Length of Service (Beginning Date): April, 2004
Principal Occupation(s) During Past 5 Years:
   Chief Operating Officer, Wallace R. Weitz &
   Company and Vice President, The Weitz Funds,
   April, 2004-Present; Partner, PricewaterhouseCoopers
   LLP, 1999-2004; Partner, McGladrey & Pullen, LLP,
   1983-1999

The Statement of Additional Information for Weitz Series Fund, Inc., Weitz Partners, Inc. and The Weitz Funds, which can be obtained without charge by calling 800-232-4161, includes additional information about the Board of Directors/Trustees and Officers of the Weitz Funds.

30

PROXY VOTING POLICIES AND PROCEDURES
(Unaudited)

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745 or (ii) on the SEC’s website.

CHANGE OF INDEPENDENT AUDITORS
(Unaudited)

An audit partner from PricewaterhouseCoopers LLP (PwC) accepted a position as chief operating officer of Wallace R. Weitz & Company. Since this partner had previously served the Funds within the last year as lead audit partner, PwC was no longer considered to be independent of the Funds and therefore resigned as the Funds’ independent auditors on March 8, 2004.

The reports of PwC on the financial statements of the Funds during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through March 8, 2004, there were no disagreements with PwC on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of disagreement in connection with its report.

On March 25, 2004, the Audit Committee of the Board of Directors, on behalf of the Funds, engaged Ernst & Young LLP as its independent auditors.

SHAREHOLDER VOTE
(Unaudited)

On March 5, 2004, a special meeting of the shareholders of the Fixed Income Fund was held for the purpose of asking shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated January 15, 2004:

Proposal 1: To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include: (a) the transfer of all assets of the Fixed Income Fund to a newly formed series also called the Fixed Income Fund (the “New Fund”) of The Weitz Funds, a Delaware statutory trust (the “New Trust”), in exchange for shares of the New Fund, and the assumption by the New Fund of liabilities of the Fixed Income Fund; and (b) the distribution to Fixed Income Fund shareholders of such New Fund’s shares.
Affirmative	Against	Abstain
4,056,760	24,160	43,096

Proposal 3.1: To amend the fundamental investment restriction regarding industry concentration.
Affirmative	Against	Abstain
4,035,527	41,421	47,068

Proposal 3.2: To eliminate the fundamental investment restriction regarding investments in “unseasoned companies”.
Affirmative	Against	Abstain
4,033,916	43,032	47,068

Proposal 3.3: To amend the fundamental investment restriction regarding issuing senior securities.
Affirmative	Against	Abstain
4,034,097	42,418	47,501

Proposal 3.4: To amend the fundamental investment restriction regarding borrowing.
Affirmative	Against	Abstain
4,029,258	47,690	47,068

Proposal 3.5: To eliminate the fundamental investment restriction regarding pledging assets.
Affirmative	Against	Abstain
4,032,379	44,569	47,068

Proposal 3.6: To eliminate the fundamental investment restriction regarding short sales.
Affirmative	Against	Abstain
4,033,162	42,175	48,679

Proposal 3.7: To eliminate the fundamental investment restriction regarding securities on margin.
Affirmative	Against	Abstain
4,032,990	43,958	47,068

Proposal 3.8: To eliminate the fundamental investment restriction regarding investing in bond index futures.
Affirmative	Against	Abstain
4,033,568	41,769	48,679

Proposal 3.9: To eliminate the fundamental investment restriction regarding investments for exercising control over an issuer.
Affirmative	Against	Abstain
4,034,508	42,440	47,068

Proposal 3.10: To amend the fundamental investment restriction regarding investment in commodities.
Affirmative	Against	Abstain
4,032,292	44,656	47,068

Proposal 3.11: To amend the fundamental investment restriction regarding investments in real estate.
Affirmative	Against	Abstain
4,032,640	44,308	47,068

Proposal 3.12: To amend the fundamental investment restriction regarding investments in oil, gas or mineral leases.
Affirmative	Against	Abstain
4,032,593	42,744	48,679

Proposal 3.13: To eliminate the fundamental investment restriction regarding participation in a securities trading account.
Affirmative	Against	Abstain
4,032,642	42,262	49,112

Proposal 3.14: To amend the fundamental investment restriction regarding underwriting securities.
Affirmative	Against	Abstain
4,035,034	41,914	47,068

Proposal 3.15: To eliminate the fundamental investment restriction regarding investments in restricted and illiquid securities.
Affirmative	Against	Abstain
4,030,596	44,741	48,679

Proposal 3.16: To eliminate the fundamental investment restriction regarding investing in foreign securities.
Affirmative	Against	Abstain
4,033,916	43,032	47,068

Proposal 3.17: To eliminate the fundamental investment restriction regarding investing in other investment companies.
Affirmative	Against	Abstain
4,034,697	42,251	47,068

Proposal 3.18: To amend the fundamental investment restriction regarding making loans.
Affirmative	Against	Abstain
4,034,601	42,347	47,068

Proposal 3.19: To eliminate the fundamental investment restriction regarding investing in high yield debt securities.
Affirmative	Against	Abstain
4,033,026	42,311	48,679

Proposal 3.20: To eliminate the fundamental investment restriction that currently provides that the investment objective of the Fund is a fundamental policy.
Affirmative	Against	Abstain
4,035,130	41,818	47,068

On March 5, 2004, a special meeting of the shareholders of the Government Money Market Fund (“GMM Fund”) was held for the purpose of asking shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated January 15, 2004:

Proposal 1: To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include: (a) the transfer of all assets of the GMM Fund to a newly formed series also called the Government Money Market Fund (the “New Fund”) of The Weitz Funds, a Delaware statutory trust (the “New Trust”), in exchange for shares of the New Fund, and the assumption by the New Fund of liabilities of the GMM Fund; and (b) the distribution to Fund shareholders of such New Fund’s shares.
Affirmative	Against	Abstain
45,141,481	6,250	227,654

Proposal 4.1: To eliminate the fundamental investment restriction regarding investments in securities in compliance with Rule 2a-7.
Affirmative	Against	Abstain
44,887,436	254,226	233,722

Proposal 4.2: To eliminate the fundamental investment restriction regarding investments in certain debt obligations.
Affirmative	Against	Abstain
44,891,652	250,011	233,722

Proposal 4.3: To amend the fundamental investment restriction regarding underwriting securities.
Affirmative	Against	Abstain
44,886,975	254,226	234,183

Proposal 4.4: To amend the fundamental investment restriction regarding investments in real estate.
Affirmative	Against	Abstain
44,877,783	263,419	234,183

Proposal 4.5: To amend the fundamental investment restriction regarding investments in commodities.
Affirmative	Against	Abstain
44,838,612	287,101	249,671

Proposal 4.6: To amend the fundamental investment restriction regarding issuing senior securities.
Affirmative	Against	Abstain
44,878,244	263,419	233,722

Proposal 4.7: To amend the fundamental investment restriction regarding borrowing.
Affirmative	Against	Abstain
44,831,943	293,267	250,174

Proposal 4.8: To eliminate the fundamental investment restriction regarding purchasing securities on margin.
Affirmative	Against	Abstain
44,848,396	293,267	233,722

Proposal 4.9: To amend the fundamental investment restriction regarding making loans.
Affirmative	Against	Abstain
44,831,943	293,267	250,174

Proposal 4.10: To eliminate the fundamental investment restriction regarding short sales.
Affirmative	Against	Abstain
44,831,943	273,242	270,199

Proposal 4.11: To eliminate the investment restriction regarding investments in other investment companies.
Affirmative	Against	Abstain
44,867,969	273,693	233,722

Proposal 4.12: To eliminate the investment restriction regarding investments in oil, gas or mineral leases.
Affirmative	Against	Abstain
44,876,293	265,369	233,722

Proposal 4.13: To eliminate the investment restriction regarding pledging assets.
Affirmative	Against	Abstain
44,857,576	267,634	250,174

Proposal 4.14: To eliminate the fundamental investment restriction regarding investments for exercising control over an issuer.
Affirmative	Against	Abstain
44,885,486	256,177	233,722

Proposal 4.15: To eliminate the fundamental investment restriction regarding U.S. Government obligations.
Affirmative	Against	Abstain
44,913,341	228,322	233,722

Proposal 4.16: To amend the investment restriction regarding industry concentration.
Affirmative	Against	Abstain
44,907,461	234,202	233,722

Proposal 4.17: To eliminate the fundamental investment restriction that currently provides that the investment objective of the Fund is a fundamental policy.
Affirmative	Against	Abstain
44,889,701	251,961	233,722

31

Board of Directors
     Lorraine Chang
     John W. Hancock
     Richard D. Holland
     Thomas R. Pansing, Jr.
     Delmer L. Toebben
     Wallace R. Weitz

Officers
     Wallace R. Weitz, President
     Mary K. Beerling, Vice President & Secretary
     Kenneth R. Stoll, Vice President

Investment Adviser
     Wallace R. Weitz & Company

Distributor
     Weitz Securities, Inc.

Custodian
     Wells Fargo Bank Minnesota,
     National Association

Transfer Agent and Dividend Paying Agent
     Wallace R. Weitz & Company

Sub-Transfer Agent
     Boston Financial Data Services, Inc.

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. A current Prospectus is available at www.weitzfunds.com or by calling 800-232-4161.

5/5/04

WEITZ SERIES FUND, INC.

Hickory Fund

ANNUAL
REPORT

March 31, 2004

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WEHIX

WEITZ SERIES FUND, INC. — HICKORY FUND
Performance Since Inception

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the Fund for the one, five and ten year periods ended March 31, 2004, calculated in accordance with the SEC standardized formulas.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

Dec. 31, 1993 (9 months)	20.3%	5.5%	14.8%
Dec. 31, 1994	-17.3	1.3	-18.6
Dec. 31, 1995	40.5	37.5	3.0
Dec. 31, 1996	35.4	22.9	12.5
Dec. 31, 1997	39.2	33.4	5.8
Dec. 31, 1998	33.0	28.6	4.4
Dec. 31, 1999	36.7	21.0	15.7
Dec. 31, 2000	-17.2	-9.1	-8.1
Dec. 31, 2001	-4.6	-11.8	7.2
Dec. 31, 2002	-29.3	-22.1	-7.2
Dec. 31, 2003	47.9	28.7	19.2
Mar. 31, 2004 (3 months)	6.9	1.7	5.2

Since Inception (April 1, 1993) Cumulative	322.2	206.4	115.8

Average Annual Compound Return	14.0	10.7	3.3

The Fund’s average annual total return for the one, five and ten year periods ended March 31, 2004 was 62.2%, 1.9% and 14.4%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

2

WEITZ SERIES FUND, INC. — HICKORY FUND

The chart below depicts the change in the value of a $25,000 investment for the period March 31, 1994, through March 31, 2004 for the Hickory Fund, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Hickory Fund on March 31, 1994, would have been valued at $95,866 on March 31, 2004.

Average Annual Total Returns

	1-Year	5-Year	10-Year

Hickory Fund	62.2%	1.9%	14.4%
Standard & Poor’s 500 Index	35.1%	-1.2%	11.7%

The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

WEITZ SERIES FUND, INC. — HICKORY FUND
March 31, 2004 – Annual Report

April 12, 2004

Dear Fellow Shareholder:

          I am happy to report that we had a good March quarter and a very good fiscal year (ended 3/31/04). For the quarter, the Hickory Fund’s total return (after expenses) was +6.9% vs. +1.7% for the S&P 500. For the year ended March 31, the Fund rose +62.2% vs. +35.1% for the S&P.

          The table below shows longer-term investment results for the Hickory Fund, the S&P 500 (larger companies), the Russell 2000 (smaller companies), the Nasdaq Composite (a proxy for technology stocks), and our peer group of mutual funds (according to Lipper Analytical Services). It also shows Fund and S&P results for the ten-year period split between the six bull market years and the four years following the market peak.

	Average Annual Total Returns*

	1-Year	3-Year	5-Year	10-Year

Hickory Fund	62.2%	5.0%	1.9%	14.4%
S&P 500	35.1	0.6	-1.2	11.7
Russell 2000	63.8	10.9	9.7	10.4
Nasdaq Composite	49.4	3.1	-3.8	10.4
Average Growth Fund	35.9	-0.2	-0.4	9.7

	Pre-Market Top 4/01/94 – 3/31/00	Post-Market Top 4/01/00 – 3/31/04	Full 10-Year Period 4/01/94 – 3/31/04

Hickory Fund	24.7%	0.5%	14.4%
S&P 500	24.8	-5.5	11.7

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*

All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends (except for the 10-year Nasdaq number for which reinvestment of dividend information was not available).

          In the bull market period, we generally held our own, under-performing the S&P by 0.1% in spite of Fund expenses. After the peak, we earned positive returns while the S&P declined. The overall result is an additional 2.7% per year, after expenses, for the full ten-year period. While 2.7% per year may not sound significant, our cumulative return (after expenses) for the ten years was +283.5% vs. +201.7% for the S&P. It has always seemed logical that our price-sensitive investment approach and propensity to hold cash reserves would serve us better in difficult markets than in speculative ones, and this table seems to support that idea. Since current market conditions seem very difficult, we are hoping that this pattern holds.

4

Fund Structure Simplification

          Thank you very much for taking the time to send us your proxies. All of the proposals passed and now all six of our Funds are part of one Delaware statutory trust. This simplification of the structure had no impact on the individual Fund portfolios, managers, or investment results, but the efficiencies created in accounting, clerical and compliance areas should be substantial.

          You may also notice some cosmetic changes. All six of the Funds are now included in a single prospectus and we are considering creating one quarterly report that will cover all of the Funds.

Portfolio Review

          In this annual report, we thought we would experiment with giving shareholders a little more statistical information than usual. We always discuss our most important holdings and the stocks which have made the greatest impact on the portfolio, but this time we will show a series of tables that might help make the information clearer.

Top 10 Portfolio Holdings

Beginning of Year—3/31/03		End of Year—3/31/04

Newcastle	8.9%	Comcast	6.1%
Liberty Media	8.2	Liberty Media	5.6
Caesars Entertainment	6.8	Berkshire Hathaway	5.1
Berkshire Hathaway	5.4	Charter Communications	5.0
Host Marriott	4.7	Redwood Trust	4.3
Redwood Trust	4.6	Caesars Entertainment	4.3
Harrah’s Entertainment	4.4	Fannie Mae	4.1
Six Flags	4.1	Citizens Communications	3.8
Insurance Auto Auctions	4.0	Cabela’s	3.7
NovaStar Financial	3.8	First Health	3.6

	54.9		45.6

Other	37.6	Other	35.4
Cash and Reserves	7.5	Cash and Reserves	19.0

	100.0%		100.0%

5

Observations:

(1)

Only four of the companies on the list at the beginning of the year were still there at year end. Charter, Comcast and Citizens grew into the top ten and there were three new portfolio additions. We made significant changes to the portfolio early in 2003, so our turnover was higher than average (50%) during the fiscal year.

(2)

We trimmed our holdings considerably in both the top ten and the smaller holdings (down by 9.3% and 2.2% of the portfolio, respectively). Generally, we were selling shares of companies we still liked, but which were getting more expensive. In a few cases, we were disposing of disappointments or responding to takeover bids.

(3)

Our cash and reserve position rose from roughly 8% to 19% of the portfolio because we did not find enough attractive new stocks to replace the ones we sold. We do not consider this increase in cash a “market timing” move, it simply reflects the fact that Treasury Bills seem to us to be more attractive investments today, on a risk-adjusted basis, than most stocks. (Given the microscopic yields on T-Bills, this does betray our dim view of most stocks at today’s prices.)

Largest Net Purchases and Sales in Year Ended 3/31/04

Net Purchases ($mil)		Net Sales ($mil)

Comcast	$11.8	Newcastle	$19.5
Fannie Mae	10.8	NovaStar Financial	12.4
Cabela’s	10.1	DR Horton	10.8
First Health	8.9	Caesars Entertainment	9.2
Lab Corp	7.7	Safeway	7.8
Freddie Mac	6.8	Host Marriott	7.2
ITT Educational	5.7	Interpublic Group	6.6
Triad Hospitals	5.6	Papa John’s International	5.8
Insight Comm.	3.8	Harrah’s Entertainment	5.6
Bimini Mortgage	3.8	Centennial Communications	5.0

	$75.0		$89.9

Observations:

(1)

Given the strong market environment over the course of the past twelve months, we probably would have been better off buying more and selling less. However, our valuation discipline forced us to be net sellers most of the year.

(2)	Net cash flows from shareholders were modestly negative during the fiscal year, so the increase in cash and reserves was due entirely to net sales of portfolio holdings.

6

Largest Net Contributions to Investment Results in Year Ended 3/31/04

Positive ($mil)		Negative ($mil)

Charter (stock + bonds)	$11.6	Comcast	$(0.6)
Newcastle	9.3	MedImmune	(—)
NovaStar Financial	9.1
Redwood Trust	8.9
Caesars Entertainment	8.8
Host Marriott	5.9
Mail-Well	5.5
DR Horton	5.1
Berkshire Hathaway	4.4
Telephone & Data Systems	4.3

	$72.9

Gross Portfolio Gains	$109.4

Observations:

(1)

Only two stocks in the portfolio were down for the year. This is probably more a tribute to a broadly rising market than good stock picking. In fact, we may never again fail to fill a “ten biggest losers” list.

(2)

This list is based on dollar amount of contribution. A place on the list reflects both percentage change in the stock price and the size of the position, so the largest percentage gainer is not the largest contributor in dollar terms. The ten largest contributors accounted for roughly 67% of our gross total return of $109.4 million.

(3)

Some of our largest profits have come from stocks of companies that have struggled. We have discussed all of these stocks in past letters, and readers with good memories will recall that most of the big contributors on this list have caused us some heartburn in the past. The moral of the story is that patience and courage in doubling up on good values that get cheaper after we buy them has contributed significantly to our long-term results.

Outlook

          Four years ago when investors were obsessed with tech and telecom stocks, there were at least a few neglected sectors, like banks and real estate investment trusts that offered good value. Today, although the valuation excesses are less extreme, the general level of stock prices has risen to the point where we are having trouble keeping our favorite stocks, much less finding good new investment ideas.

          Stocks compete with bonds for investment capital, so when interest rates decline, it is logical that stocks would sell at higher valuations. However, if rates are artificially and temporarily low, the excuse for paying up for stocks will melt away when rates return to more normal levels.

7

          On the other hand, we are not making a market timing call based on our reading of the economic and political tea leaves. There are plenty of things to worry about—trade and budget deficits, elections, terrorism, wars, derivatives, and leveraged speculation in the bond and mortgage markets. However, we would not make any investments that depended on correct predictions in any of these areas. What we do expect is that periodic surprises will continue to make markets very volatile.

          Fortunately, we don’t need to know which problems will arise, or when, because most will have little or no impact on our long-term (multi-year) investment results. What will be important is whether we can take advantage of the resulting volatility and buy cheap stocks when others are fearful and have the patience to wait for high-probability opportunities when investors are overly-optimistic (like now).

          I hope you will join us for our annual shareholder information meeting on Tuesday, May 25. There will be no official business to conduct, so we can spend the whole time answering your questions about investments.

Sincerely,

Wallace R. Weitz
Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

Shareholder Information Meeting Please Mark Your Calendars—Our Annual Shareholder Information Meeting will be held on May 25th at the Scott Conference Center at 4:30 p.m.

8

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities
March 31, 2004

Shares		Cost	Value

	COMMON STOCKS — 78.0%
	Auto Services — 3.3%
633,400	Insurance Auto Auctions, Inc.* †	$7,858,824	$9,203,302

	Cable Television — 10.3%
2,703,393	Adelphia Communications Corp. CL A* #	932,671	2,243,816
1,165,000	Charter Communications, Inc. CL A*	1,095,612	5,487,150
600,000	Comcast Corp. - Special CL A*	16,879,602	16,728,000
400,000	Insight Communications Co.*	3,841,463	4,000,000

		22,749,348	28,458,966

	Consumer Products and Services — 2.8%
1,000,000	Six Flags, Inc.*	8,473,297	7,850,000

	Educational Services — 2.1%
185,000	ITT Educational Services, Inc.*	5,695,856	5,772,000

	Financial Services — 12.4%
150	Berkshire Hathaway, Inc. CL A*	10,497,400	13,995,000
150,000	Fannie Mae(a)	10,799,130	11,152,500
150,000	Freddie Mac	7,877,517	8,859,000
3,435,400	Imperial Credit Industries, Inc.* @ †	8,589	8,589

		29,182,636	34,015,089

	Health Care — 9.4%
450,000	First Health Group Corp.*	8,901,487	9,837,000
250,000	Laboratory Corporation of America Holdings*	7,653,349	9,812,500
200,000	Triad Hospitals, Inc.*	5,909,981	6,164,000

		22,464,817	25,813,500

The accompanying notes form an integral part of these financial statements.

9

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities, Continued

Shares		Cost	Value

	Lodging and Gaming — 7.2%
900,000	Caesars Entertainment, Inc.*	$6,792,579	$11,736,000
100,000	Extended Stay America, Inc.	990,020	1,937,000
110,000	Harrah’s Entertainment, Inc.	3,713,052	6,037,900

		11,495,651	19,710,900

	Media and Entertainment — 5.6%
1,400,000	Liberty Media Corp. - A*	16,979,660	15,330,000

	Printing Services — 2.6%
1,606,600	Mail-Well, Inc.*	4,748,975	7,181,502

	Real Estate Investment Trusts — 11.5%
250,000	Bimini Mortgage Management, Inc. † # (c)	3,750,000	3,750,000
550,000	Host Marriott Corp.*	4,469,282	7,029,000
109,035	Medical Office Properties, Inc.#	2,175,248	1,726,024
140,000	Newcastle Investment Corp.	2,450,000	4,718,000
40,000	NovaStar Financial, Inc.	401,846	2,638,000
190,000	Redwood Trust, Inc.	4,345,233	11,812,300

		17,591,609	31,673,324

	Retail — 3.7%
200,000	Cabela’s, Inc. CL A* # (a) (b)	10,080,000	10,080,000

	Telecommunications — 7.1%
812,500	Citizens Communications Co.*	8,546,215	10,513,750
100,000	Lynch Interactive Corp.*	2,609,890	3,340,000
80,000	Telephone and Data Systems, Inc.	3,481,345	5,669,600

		14,637,450	19,523,350

	Total Common Stocks	171,958,123	214,611,933

The accompanying notes form an integral part of these financial statements.

10

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities, Continued

Principal amount or shares		Cost	Value

	CORPORATE BONDS — 3.0%
$10,000,000	Charter Communications, Inc. 8.625% 4/01/09	$5,226,870	$8,300,000

	SHORT-TERM SECURITIES — 21.6%
18,520,382	Wells Fargo Government Money Market Fund	18,520,382	18,520,382
41,000,000	U.S. Treasury Bills, 0.919% to 0.957%, due 4/29/04 to 6/17/04 (d)	40,948,544	40,949,775

	Total Short-Term Securities	59,468,926	59,470,157

	Total Investments in Securities	$236,653,919	282,382,090

	Covered Call Options Written — (0.2%)		(722,000)
	Other Liabilities in Excess of Other Assets — (2.4%)		(6,669,264)

	Net Assets — 100%		$274,990,826

	Net Asset Value Per Share		$28.86

Shares subject to option		Expiration date/ Strike price	Value

	COVERED CALL OPTIONS WRITTEN*
20,000	Cabela’s, Inc. CL A#	March 2006/$50.40	$(26,000)
120,000	ITT Educational Services, Inc.	October 2004/$30	(696,000)

	Total Call Options Written (premiums received $644,975)		$(722,000)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid security

@

152,949 warrants of Imperial Credit Industries were received during the fiscal year ended 3/31/02 as a result of a class action settlement related to a previously owned subsidiary. The warrants currently have no value or cost assigned to them.

(a)	Fully or partially pledged as collateral on outstanding written options.

(b)	Restricted security acquired in a private placement on September 23, 2003. The Fund will not bear the cost of registering the security.

(c)	Restricted security acquired in a private placement on January 26, 2004. The Fund will not bear the cost of registering the security.

(d)	Interest rates presented for treasury bills are based on yield to maturity rate(s) at date(s) of purchase.

The accompanying notes form an integral part of these financial statements.

11

WEITZ SERIES FUND, INC. — HICKORY FUND
Statement of Assets and Liabilities
March 31, 2004

Assets:
Investments in securities, at value:
Unaffiliated issuers (cost $225,036,506)	$269,420,199
Non-controlled affiliates (cost $11,617,413)	12,961,891	$282,382,090

Accrued interest and dividends receivable		766,141
Receivable for securities sold		1,604,971

Total assets		284,753,202

Liabilities:
Due to adviser		260,533
Payable for securities purchased		8,658,622
Covered call options written, at value (proceeds received $644,975)		722,000
Other expenses		121,221

Total liabilities		9,762,376

Net assets applicable to outstanding capital stock		$274,990,826

Analysis of net assets:
Paid-in capital		$376,253,645
Accumulated undistributed net investment income		214,046
Accumulated net realized loss		(147,128,011)
Net unrealized appreciation of investments		45,651,146

Total net assets applicable to shares outstanding		$274,990,826

Net asset value, offering and redemption price per share of outstanding capital stock (9,529,539 shares outstanding)		$28.86

The accompanying notes form an integral part of these financial statements.

12

WEITZ SERIES FUND, INC. — HICKORY FUND
Statement of Operations
Year ended March 31, 2004

Investment income:
Dividends (including $97,500 from non-controlled affiliates)		$3,704,700
Interest		1,541,455

Total investment income		5,246,155

Expenses:
Investment advisory fee		2,316,235
Administrative fee		331,203
Custodial fees		15,077
Directors fees		4,859
Other expenses		343,539

Total expenses		3,010,913

Net investment income		2,235,242

Realized and unrealized gain (loss) on investments:
Net realized loss on securities (including net loss of $40,869,836 from non-controlled affiliates)	$(27,498,494)
Net realized gain on options written	331,192

Net realized loss		(27,167,302)
Net unrealized appreciation of investments (including net depreciation of $43,154,491 from non-controlled affiliates)		131,358,144

Net realized and unrealized gain on investments		104,190,842

Net increase in net assets resulting from operations		$106,426,084

The accompanying notes form an integral part of these financial statements.

13

WEITZ SERIES FUND, INC. — HICKORY FUND
Statements of Changes in Net Assets

	Year ended March 31,

	2004	2003

Increase (decrease) in net assets:
From operations:
Net investment income	$2,235,242	$1,812,691
Net realized loss	(27,167,302)	(87,033,039)
Net unrealized appreciation (depreciation)	131,358,144	(22,173,710)

Net increase (decrease) in net assets resulting from operations	106,426,084	(107,394,058)

Distributions to shareholders from:
Net investment income	(2,336,447)	(1,500,081)

Total distributions	(2,336,447)	(1,500,081)

Capital share transactions:
Proceeds from sales	42,650,830	16,743,347
Payments for redemptions	(52,365,496)	(77,307,186)
Reinvestment of distributions	2,087,383	1,332,071

Total decrease from capital share transactions	(7,627,283)	(59,231,768)

Total increase (decrease) in net assets	96,462,354	(168,125,907)

Net assets:
Beginning of period	178,528,472	346,654,379

End of period (including undistributed net investment income of $214,046 and $315,251, respectively)	$274,990,826	$178,528,472

The accompanying notes form an integral part of these financial statements.

14

WEITZ SERIES FUND, INC. — HICKORY FUND
Financial Highlights

The following financial information provides selected data for a share of the Hickory Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2004	2003	2002	2001	2000

Net asset value, beginning of period	$17.97	$27.01	$25.39	$34.32	$33.94

Income (loss) from investment operations:
Net investment income (loss)	0.25	0.17	(0.02)	(0.09)	(0.18)
Net gain (loss) on securities (realized and unrealized)	10.90	(9.07)	1.65	(3.55)	3.12

Total from investment operations	11.15	(8.90)	1.63	(3.64)	2.94

Less distributions:
Dividends from net investment income	(0.26)	(0.14)	—	—	(0.01)
Distributions from realized gains	—	—	(0.01)	(5.29)	(2.55)

Total distributions	(0.26)	(0.14)	(0.01)	(5.29)	(2.56)

Net asset value, end of period	$28.86	$17.97	$27.01	$25.39	$34.32

Total return	62.2%	(33.0%)	6.4%	(11.9%)	8.0%

Ratios/supplemental data:
Net assets, end of period ($000)	274,991	178,528	346,654	415,865	656,198
Ratio of net expenses to average net assets	1.30%	1.32%	1.25%	1.22%	1.23%
Ratio of net investment income (loss) to average net assets	0.96%	0.78%	(0.08%)	(0.27%)	(0.44%)
Portfolio turnover rate	50%	64%	18%	22%	46%

The accompanying notes form an integral part of these financial statements.

15

WEITZ SERIES FUND, INC. — HICKORY FUND
Notes to Financial Statements
March 31, 2004

(1)	Organization

Weitz Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2004, the Company had four series: the Hickory Fund, the Value Fund, the Fixed Income Fund and the Government Money Market Fund. The accompanying financial statements present the financial position and results of operations of the Hickory Fund (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

On March 5, 2004, the shareholders of the Fund approved the reorganization of the Fund with and into a new series of The Weitz Funds, a Delaware statutory trust (the “Trust”), effective April 1, 2004. The new series of the Trust has the same name, investment objective and investment policies of the Fund.

(2)	Significant Accounting Policies

The following significant accounting policies are in accordance with accounting principles generally accepted in the United States for the investment company industry.

(a) Valuation of Investments

Investments are carried at value determined using the following valuation methods:

•

Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the Nasdaq exchange are valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

• Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•

The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities, which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•

The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

16

•

The value of securities, for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company’s Board of Directors.

(b)	Option Transactions

The Fund may purchase put or call options. When the Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether the Fund has realized a gain or loss on the related investment transaction. When the Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Fund may write put or call options. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether the Fund has realized a gain or loss on the related investment transaction. When the Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Fund attempts to limit market risk and enhance its income by writing (selling) covered call options. The risk in writing a covered call option is that the Fund gives up the opportunity of profit if the market price of the financial instrument increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that the Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c)	Federal Income Taxes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

(d)	Security Transactions and Distributions to Shareholders

Security transactions are accounted for on the date securities are purchased or sold (trade date). Income dividends are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

Realized gains or losses are determined by specifically identifying the security sold.

17

(e) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)	Related Party Transactions

The Company and Fund have retained Wallace R. Weitz & Company (the “Adviser”) as their investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund’s shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser is being paid a monthly fee. The annual investment advisory fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSETS BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. Prior to August 1, 2003, the annual administrative fee schedule for the Fund was as follows:

AVERAGE DAILY NET ASSETS BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000	500,000,000	0.150%
500,000,000		0.050%

Effective August 1, 2003, the annual administrative fee for average daily net assets greater than $100,000,000 is 0.100%. The breakpoint for average daily net assets greater than $500,000,000 has been eliminated. All other administrative fee rates in the table above are still applicable.

The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund’s average daily net assets. The expenses incurred by the Fund did not exceed the percentage limitation during the year ended March 31, 2004.

Weitz Securities, Inc., as distributor, received no compensation for the distribution of Fund shares.

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(4)	Capital Stock

The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001 per share. Seventy-five million of these shares have been authorized by the Board of Directors to be issued in the series designated Hickory Fund. The Board of Directors may authorize additional shares in other series of the Company’s shares without shareholder approval. Each share of stock has a pro rata interest in the assets of the series to which the stock of that series relates and has no interest in the assets of any other series.

Transactions in the capital stock of the Fund are summarized as follows:

	Year ended March 31,

	2004	2003

Transactions in shares:
Shares issued	1,709,407	863,539
Shares redeemed	(2,196,465)	(3,835,458)
Reinvested dividends	79,344	72,593

Net decrease	(407,714)	(2,899,326)

(5)	Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Fund are summarized as follows:

	Year ended March 31,

	2004	2003

Distributions paid from:
Ordinary income	$2,336,447	$1,500,081

Total distributions	$2,336,447	$1,500,081

As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$214,046
Capital loss carryforward	(147,128,011)
Unrealized appreciation	45,651,146

$(101,262,819)

The capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains. To the extent that the carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows: March 31, 2010 – $537,884, March 31, 2011 – $20,329,660 and March 31, 2012 – $126,260,467.

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(6)	Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $101,887,424 and $148,053,540, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At March 31, 2004, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $48,602,220 and $2,874,049, respectively.

	(a)	Restricted and Illiquid Securities

The Fund owns certain securities which have a limited trading market and/or certain restrictions on trading and therefore may be restricted and/or illiquid. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed. These differences could be material. Restricted and/or illiquid securities owned at March 31, 2004, include the following:

Cost

Adelphia Communications Corp. CL A	$932,671
Bimini Mortgage Management, Inc.	3,750,000
Cabela’s, Inc. CL A	10,080,000
Medical Office Properties, Inc.	2,175,248

Total restricted and/or illiquid securities	$16,937,919

The total value of these securities at March 31, 2004, was $17,799,840, representing 6.5% of the Fund’s net assets.

(b)	Options Written

Transactions relating to options written are summarized as follows:

	Year ended March 31, 2004

	Number of Contracts	Premiums

Options outstanding, beginning of period	2,000	$273,742
Options written, during the period	4,100	1,068,851
Options exercised, during the period	(2,625)	(360,800)
Options expired, during the period	(1,625)	(249,051)
Options closed, during the period	(450)	(87,767)

Options outstanding, end of period	1,400	$644,975

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(7)	Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s holdings in the securities of such issuers is set forth below:

Name of Issuer	Number of Shares Held March 31, 2003	Gross Additions	Gross Reductions	Number of Shares Held March 31, 2004	Value March 31, 2004	Dividend Income	Realized Gains/(Losses)

Bimini Mortgage Management, Inc.	—	250,000	—	250,000	$3,750,000	$97,500	$—
Imperial Credit Industries, Inc.	3,435,400	3,435,400	(3,435,400)	3,435,400	8,589	—	(40,883,301)
Insurance Auto Auctions, Inc.	646,700	400	(13,700)	633,400	9,203,302	—	13,465
Newcastle Investment
Holdings Corp.*	879,332	—	(879,332)	—	—	395,699	4,955,741

Totals					$12,961,891	$493,199	$(35,914,095)

*	Company was considered a non-controlled affiliate at March 31, 2003, but as of March 31, 2004, they are no longer a non-controlled affiliate.

(8)	Contingencies and Commitments

The Fund indemnifies the Company’s officers and directors for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(9)	Line of Credit

A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc., to the Partners Value Fund of the Weitz Partners, Inc. and to the Balanced Fund of the Weitz Funds (collectively, the “Funds”). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 13, 2004 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund, the Partners Value Fund and/or the Balanced Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

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REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders
of the Hickory Fund of Weitz Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Hickory Fund of Weitz Series Fund, Inc. (the “Fund”) as of March 31, 2004, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights presented herein for each of the respective years ended March 31, 2003 were audited by other auditors. Those auditors expressed an unqualified opinion on the statement of changes and financial highlights in their report dated April 18, 2003.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hickory Fund of Weitz Series Fund, Inc. as of March 31, 2004, and the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

Cincinnati, Ohio
April 27, 2004

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INFORMATION ABOUT THE DIRECTORS/TRUSTEES
AND OFFICERS OF THE WEITZ FUNDS
(Unaudited)

The individuals listed below serve as directors/trustees or officers of Weitz Series Fund, Inc., Weitz Partners, Inc. and The Weitz Funds (the “Weitz Funds”). Each director/trustee of the Weitz Funds serves until a successor is elected and qualified or until resignation. Each officer of the Weitz Funds is elected annually by the Board of Directors/Trustees.

The address of all officers and directors/trustees is 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124.

Interested Directors/Trustees*

Wallace R. Weitz (54)
Position(s) Held with Fund: President; Treasurer;
     Portfolio Manager
Length of Service (Beginning Date): Weitz Series
     Fund, Inc. (and predecessor Weitz Value Fund) –
     January, 1986, Weitz Partners, Inc. – July, 1993 and
     The Weitz Funds – August, 2003
Principal Occupation(s) During Past 5 Years: President,
     Wallace R. Weitz & Company, Weitz Series Fund,
     Inc., Weitz Partners, Inc., The Weitz Funds
Number of Portfolios Overseen: 6
Other Directorships: N/A

Thomas R. Pansing, Jr. (59)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): Weitz Series Fund,
     Inc. (and predecessor Weitz Value Fund) – January,
     1986, Weitz Partners, Inc. – July, 1993, The Weitz
     Funds – August 2003
Principal Occupation(s) During Past 5 Years: Partner,
     Pansing Hogan Ernst & Bachman LLP, a law firm
Number of Portfolios Overseen: 6
Other Directorships: N/A

*Mr. Weitz is a director and officer of Wallace R. Weitz & Company, investment adviser to the Weitz Funds, and   as such is classified as an “interested director”.  Mr. Pansing performs certain legal services for the investment   adviser and the Weitz Funds and, therefore, is also classified as an “interested director”.

Independent Directors/Trustees

Lorraine Chang (53)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): Weitz Series Fund,
     Inc. and Weitz Partners, Inc. – June, 1997, The Weitz
     Funds – August 2003
Principal Occupation(s) During Past 5 Years: Partner,
     The Public Strategies Group, a management
     consulting firm, 1999-Present; Independent
     Consultant 1995-1999
Number of Portfolios Overseen: 6
Other Directorships: N/A

John W. Hancock (56)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): Weitz Series Fund,
     Inc. (and predecessor Weitz Value Fund) – January,
     1986, Weitz Partners, Inc. – July, 1993, The Weitz
     Funds – August 2003
Principal Occupation(s) During Past 5 Years: Partner,
     Hancock & Dana, an accounting firm
Number of Portfolios Overseen: 6
Other Directorships: N/A

Richard D. Holland (82)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): Weitz Series Fund,
     Inc. and Weitz Partners, Inc. – June, 1995, The Weitz
     Funds – August 2003
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen: 6
Other Directorships: N/A

Delmer L. Toebben (73)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): Weitz Series Fund,
     Inc. and Weitz Partners, Inc. – July, 1996, The Weitz
     Funds – August 2003
Principal Occupation(s) During Past 5 Years: Retired,
     1999-Present; President, Curzon Advertising &
     Display, Inc. 1977-1999
Number of Portfolios Overseen: 6
Other Directorships: N/A

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Officers

Mary K. Beerling (63)
Position(s) Held with Fund: Vice President and
     Secretary
Length of Service (Beginning Date): July, 1994
Principal Occupation(s) During Past 5 Years:
     Vice President, Wallace R. Weitz & Company,
     Weitz Series Fund, Inc., Weitz Partners, Inc., The
     Weitz Funds

Kenneth R. Stoll (42)
Position(s) Held with Fund: Vice President
Length of Service (Beginning Date): April, 2004
Principal Occupation(s) During Past 5 Years:
     Chief Operating Officer, Wallace R. Weitz &
     Company and Vice President, The Weitz Funds,
     April, 2004-Present; Partner, PricewaterhouseCoopers
     LLP, 1999-2004; Partner, McGladrey & Pullen, LLP,
     1983-1999

The Statement of Additional Information for Weitz Series Fund, Inc., Weitz Partners, Inc. and The Weitz Funds, which can be obtained without charge by calling 800-232-4161, includes additional information about the Board of Directors/Trustees and Officers of the Weitz Funds.

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PROXY VOTING POLICIES AND PROCEDURES
(Unaudited)

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745 or (ii) on the SEC’s website.

CHANGE OF INDEPENDENT AUDITORS
(Unaudited)

An audit partner from PricewaterhouseCoopers LLP (PwC) accepted a position as chief operating officer of Wallace R. Weitz & Company. Since this partner had previously served the Fund within the last year as lead audit partner, PwC was no longer considered to be independent of the Fund and therefore resigned as the Fund’s independent auditors on March 8, 2004.

The reports of PwC on the financial statements of the Fund during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through March 8, 2004, there were no disagreements with PwC on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of disagreement in connection with its report.

On March 25, 2004, the Audit Committee of the Board of Directors, on behalf of the Fund, engaged Ernst & Young LLP as its independent auditors.

OTHER INFORMATION
(Unaudited)

For the fiscal year ended March 31, 2004 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $457,375 represents the amount that may be considered qualified dividend income. For corporate shareholders, $457,375 of the distributions paid during the fiscal year qualifies for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ended December 31, 2003, which was reported in conjunction with your 2003 Form 1099-DIV.

SHAREHOLDER VOTE
(Unaudited)

On March 5, 2004, a special meeting of the shareholders of the Hickory Fund (“Fund”) was held for a purpose of asking shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated January 15, 2004:

Proposal 1: To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include: (a) the transfer of all assets of the Fund to a newly formed series also called the Hickory Fund (the “New Fund”) of The Weitz Funds, a Delaware statutory trust (the “New Trust”), in exchange for shares of the New Fund, and the assumption by the New Fund of liabilities of the Fund; and (b) the distribution to Fund shareholders of such New Fund’s shares.

Affirmative	Against	Abstain
5,179,471	81,518	49,647

Proposal 2.1: To amend the fundamental investment restriction regarding underwriting securities.
Affirmative	Against	Abstain
5,126,521	123,021	61,094

Proposal 2.2: To amend the fundamental investment restriction regarding investments in real estate.
Affirmative	Against	Abstain
5,115,273	134,269	61,094

Proposal 2.3: To amend the fundamental investment restriction regarding investments in commodities.
Affirmative	Against	Abstain
5,006,299	241,827	62,510

Proposal 2.4: To amend the fundamental investment restriction regarding issuing senior securities.
Affirmative	Against	Abstain
5,039,364	207,504	63,768

Proposal 2.5: To amend the fundamental investment restriction regarding making loans.
Affirmative	Against	Abstain
5,082,572	163,827	64,238

Proposal 2.6: To amend the fundamental investment restriction regarding borrowing.
Affirmative	Against	Abstain
5,071,255	176,344	63,038

Proposal 2.7: To eliminate the fundamental investment restriction regarding purchasing securities on margin.
Affirmative	Against	Abstain
5,051,383	197,224	62,030

Proposal 2.8: To eliminate the fundamental investment restriction regarding participation in securities trading accounts.
Affirmative	Against	Abstain
5,109,552	136,788	64,297

Proposal 2.9: To eliminate the fundamental investment restriction regarding investments for exercising control over an issuer.
Affirmative	Against	Abstain
5,121,933	121,974	66,729

Proposal 2.10: To amend the fundamental investment restriction regarding industry concentration.
Affirmative	Against	Abstain
5,106,467	142,162	62,008

Proposal 2.11: To eliminate the fundamental investment restriction regarding investment objectives and strategies.
Affirmative	Against	Abstain
5,086,000	161,504	63,132

Proposal 2.12: To amend the fundamental investment restriction regarding diversification.
Affirmative	Against	Abstain
5,106,896	137,618	66,122

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26

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27

Board of Directors
     Lorraine Chang
     John W. Hancock
     Richard D. Holland
     Thomas R. Pansing, Jr.
     Delmer L. Toebben
     Wallace R. Weitz

Officers
     Wallace R. Weitz, President
     Mary K. Beerling, Vice President & Secretary
     Kenneth R. Stoll, Vice President

Investment Adviser
     Wallace R. Weitz & Company

Distributor
     Weitz Securities, Inc.

Custodian
     Wells Fargo Bank Minnesota,
     National Association

Transfer Agent and Dividend Paying Agent
     Wallace R. Weitz & Company

Sub-Transfer Agent
     Boston Financial Data Services, Inc.

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Fund before investing. The Fund’s Prospectus contains this and other information about the Fund. A current Prospectus is available at www.weitzfunds.com or by calling 800-232-4161.

5/5/04

WEITZ SERIES FUND, INC.

Value Fund

ANNUAL
REPORT

March 31, 2004

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WVALX

WEITZ SERIES FUND, INC. — VALUE FUND
Performance Since Inception

A long-term perspective on the Value Fund’s performance is shown below. The table below shows how an investment of $25,000 in the Value Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Fund for the one, five and ten year periods ended March 31, 2004, calculated in accordance with SEC standardized formulas.

Period Ended	Value of Initial $25,000 Investment	Value of Cumulative Capital Gain Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares	Annual Rate of Return

May 9, 1986	$25,000	$—	$—	$25,000	—%
Dec. 31, 1986	25,863	—	—	25,863	3.5	†
Dec. 31, 1987	24,253	264	1,205	25,722	-0.5
Dec. 31, 1988	27,430	299	2,223	29,952	16.5
Dec. 31, 1989	30,763	2,103	3,701	36,567	22.1
Dec. 31, 1990	28,040	2,112	4,500	34,652	-5.2
Dec. 31, 1991	33,940	3,811	6,475	44,226	27.6
Dec. 31, 1992	36,350	6,019	7,884	50,253	13.6
Dec. 31, 1993	42,010	9,114	9,199	60,323	20.0
Dec. 31, 1994	36,075	10,414	7,899	54,388	-9.8
Dec. 31, 1995	45,955	17,447	11,855	75,257	38.4
Dec. 31, 1996	51,478	24,054	13,792	89,324	18.7
Dec. 31, 1997	62,878	42,824	18,398	124,100	38.9
Dec. 31, 1998	72,675	65,163	22,181	160,019	28.9
Dec. 31, 1999	82,700	83,540	27,328	193,568	21.0
Dec. 31, 2000	88,050	111,282	32,221	231,553	19.6
Dec. 31, 2001	85,725	112,599	33,781	232,105	0.2
Dec. 31, 2002	69,800	93,753	28,852	192,405	-17.1
Dec. 31, 2003	89,450	120,147	38,090	247,687	28.7
Mar. 31, 2004	94,450	126,862	40,219	261,531	5.6	††

The Fund’s average annual total return for the one, five and ten year periods ended March 31, 2004 was 41.3%, 8.9% and 16.6%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.  This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Since inception, the total amount of capital gains distributions reinvested in shares was $81,994, and the total amount of income distributions reinvested was $20,812.

†    Return is for the period 5/9/86 through 12/31/86

††  Return is for the period 1/01/04 through 3/31/04

WEITZ SERIES FUND, INC. — VALUE FUND

The chart below depicts the change in the value of a $25,000 investment for the period March 31, 1994, through March 31, 2004 for the Value Fund, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Value Fund on March 31, 1994 would have been valued at $116,128 on March 31, 2004.

Average Annual Total Returns

	1-Year	5-Year	10-Year

Value Fund	41.3%	8.9%	16.6%
Standard & Poor’s 500 Index	35.1%	-1.2%	11.7%

The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WEITZ SERIES FUND, INC. — VALUE FUND
March 31, 2004 – Annual Report

April 12, 2004

Dear Fellow Shareholder:

          I am happy to report that we had a good March quarter and a very good fiscal year (ended 3/31/04). For the quarter, the Value Fund’s total return (after expenses) was +5.6% vs. +1.7% for the S&P 500. For the year ended March 31, the Fund rose +41.3% vs. +35.1% for the S&P.

          The table below shows longer-term investment results for the Value Fund, the S&P 500 (larger companies), the Russell 2000 (smaller companies), the Nasdaq Composite (a proxy for technology stocks), and our peer group of mutual funds (according to Lipper Analytical Services). It also shows Fund and S&P results for the fifteen-year period split between the eleven bull market years and the four years following the market peak.

	Average Annual Total Returns*

	1-Year	3-Year	5-Year	10-Year	15-Year

Value Fund	41.3%	4.6%	8.9%	16.6%	15.0%
S&P 500	35.1	0.6	-1.2	11.7	11.8
Russell 2000	63.8	10.9	9.7	10.4	N.A.
Nasdaq Composite	49.4	3.1	-3.8	10.4	11.2
Average Growth and Income Fund	36.1	1.6	2.1	10.5	N.A.

	Pre-Market Top 4/01/89 – 3/31/00	Post-Market Top 4/01/00 – 3/31/04	Full 15-Year Period 4/01/89 – 3/31/04

Value Fund	17.4%	8.7%	15.0%
S&P 500	18.8	-5.5	11.8

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends (except for the 10 and 15-year Nasdaq numbers for which reinvestment of dividend information was not available).

          In the bull market period, we generally held our own, under-performing the S&P by slightly more than our expenses. After the peak, we earned good, positive returns while the S&P declined. The overall result is an additional 3.2% per year, after expenses, for the full fifteen-year period. While 3.2% per year may not sound significant, our cumulative return (after expenses) for the fifteen years was +713.8% vs. +433.9% for the S&P. It has always seemed logical that our price-sensitive investment approach and propensity to hold cash reserves would serve us better in difficult markets than in speculative ones, and this table seems to support that idea. Since current market conditions seem very difficult, we are hoping that this pattern holds.

Fund Structure Simplification

          Thank you very much for taking the time to send us your proxies. All of the proposals passed and now all six of our Funds are part of one Delaware statutory trust. This simplification of the structure had no impact on the individual Fund portfolios, managers, or investment results, but the efficiencies created in accounting, clerical and compliance areas should be substantial.

          You may also notice some cosmetic changes. All six of the Funds are now included in a single prospectus and we are considering creating one quarterly report that will cover all of the Funds.

Portfolio Review

          In this annual report, we thought we would experiment with giving shareholders a little more statistical information than usual. We always discuss our most important holdings and the stocks which have made the greatest impact on the portfolio, but this time we will show a series of tables that might help make the information clearer.

Top 10 Portfolio Holdings

Beginning of Year — 3/31/03		End of Year — 3/31/04

Liberty Media	7.9%	Berkshire Hathaway	6.8%
Berkshire Hathaway	6.5	Liberty Media	5.4
Comcast	6.2	Caesars Entertainment	5.0
Washington Mutual	5.5	Comcast	4.6
Citizens Communications	4.9	Host Marriott	3.9
Caesars Entertainment	4.6	Citizens Communications	3.7
Countrywide Financial	4.4	Countrywide Financial	3.5
Washington Post	3.9	Washington Post	3.5
Host Marriott	3.7	Washington Mutual	3.1
Hilton Hotels	3.6	Qwest	2.4

	51.2		41.9

Other	36.9	Other	25.1
Cash and Reserves	11.9	Cash and Reserves	33.0

	100.0%		100.0%

Observations:

(1)

Nine of the companies on the list at the beginning of the year were still there at year end. While some of these stocks performed much better than others, we trimmed our positions in some of the better performers and added to many of the laggards so that their position sizes would reflect our assessment of each stock’s risk/reward profile.

(2)

We trimmed our holdings considerably in both the top ten and the smaller holdings (down by 9.3% and 11.8% of the portfolio, respectively). Generally, we were selling shares of companies we still liked, but which were getting more expensive. In a few cases, we were disposing of disappointments or responding to takeover bids.

(3)

Our cash and reserve position rose from roughly 12% to 33% of the portfolio because we did not find enough attractive new stocks to replace the ones we sold. We do not consider this increase in cash a “market timing” move, it simply reflects the fact that Treasury Bills seem to us to be more attractive investments today, on a risk-adjusted basis, than most stocks. (Given the microscopic yields on T-Bills, this does betray our dim view of most stocks at today’s prices.)

Largest Net Purchases and Sales in Year Ended 3/31/04

Net Purchases ($mil)		Net Sales ($mil)

Freddie Mac	$81.8	NovaStar Financial	$130.7
Fannie Mae	68.9	Safeway Stores	103.0
First Health	26.5	Countrywide Financial	88.0
Triad Hospitals	23.9	GreenPoint Financial	87.8
Lab Corp	23.1	Archstone (Apt. REIT)	80.0
Comcast	14.7	USBancorp	71.7
Berkshire Hathaway	13.3	Vornado (Office REIT)	71.2
Bimini Mortgage	6.0	Washington Mutual	60.6
Costco	2.6	Westar Energy	59.5
Redwood Trust	1.9	Hilton Hotels	56.2

	$262.7		$808.7

Observations:

(1)

Given the strong market environment over the course of the past twelve months, we probably would have been better off buying more and selling less. However, our valuation discipline forced us to be net sellers most of the year.

(2)	Net cash inflows from shareholders were modest during the fiscal year, so the increase in cash and reserves was due almost entirely to net sales of portfolio holdings.

Largest Net Contributions to Investment Results in Year Ended 3/31/04

Positive ($mil)		Negative ($mil)

NovaStar Financial	$121	Insight Communications	$(8)
Caesars Entertainment	117
Countrywide Financial	110
Charter (stock + bonds)	95
Berkshire Hathaway (A+B)	93
Host Marriott	91
Redwood Trust	60
Telephone & Data Systems	51
GreenPoint Financial	47
Hilton Hotels	42

	$827

Gross Portfolio Gains	$1,316

Observations:

(1)

Only one stock in the portfolio was down for the year. This is probably more a tribute to a broadly rising market than good stock picking. In fact, we may never again fail to fill a “ten biggest losers” list.

(2)

This list is based on dollar amount of contribution. A place on the list reflects both percentage change in the stock price and the size of the position. For example, while Redwood Trust’s total return for the year was more than twice that of Berkshire Hathaway, Berkshire is higher on the list because we owned so much more of it. The ten largest contributors accounted for roughly 63% of our gross total return of $1.3 billion.

(3)

Some of our largest profits have come from stocks of companies that have struggled. We have discussed all of these stocks in past letters, and readers with good memories will recall that most of the big contributors on this list have caused us some heartburn in the past. The moral of the story is that patience and courage in doubling up on good values that get cheaper after we buy them has contributed significantly to our long-term results.

Outlook

          Four years ago when investors were obsessed with tech and telecom stocks, there were at least a few neglected sectors, like banks and real estate investment trusts that offered good value. Today, although the valuation excesses are less extreme, the general level of stock prices has risen to the point where we are having trouble keeping our favorite stocks, much less finding good new investment ideas.

          Stocks compete with bonds for investment capital, so when interest rates decline, it is logical that stocks would sell at higher valuations. However, if rates are artificially and temporarily low, the excuse for paying up for stocks will melt away when rates return to more normal levels.

          On the other hand, we are not making a market timing call based on our reading of the economic and political tea leaves. There are plenty of things to worry about—trade and budget deficits, elections, terrorism, wars, derivatives, and leveraged speculation in the bond and mortgage markets. However, we would not make any investments that depended on correct predictions in any of these areas. What we do expect is that periodic surprises will continue to make markets very volatile.

          Fortunately, we don’t need to know which problems will arise, or when, because most will have little or no impact on our long-term (multi-year) investment results. What will be important is whether we can take advantage of the resulting volatility and buy cheap stocks when others are fearful and have the patience to wait for high-probability opportunities when investors are overly-optimistic (like now).

          I hope you will join us for our annual shareholder information meeting on Tuesday, May 25. There will be no official business to conduct, so we can spend the whole time answering your questions about investments.

Sincerely,

Wallace R. Weitz
Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

Shareholder Information Meeting Please Mark Your Calendars—Our Annual Shareholder Information Meeting will be held on May 25th at the Scott Conference Center at 4:30 p.m.

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities
March 31, 2004

Shares		Cost	Value

	COMMON STOCKS — 66.7%
	Banking — 4.9%
1,059,400	GreenPoint Financial Corp. (a)	$13,244,180	$46,306,374
1,200,000	U.S. Bancorp	18,310,731	33,180,000
3,200,000	Washington Mutual, Inc.	55,753,715	136,672,000

		87,308,626	216,158,374

	Cable Television — 7.8%
12,121,733	Adelphia Communications Corp. CL A* #	1,697,043	10,061,038
18,125,000	Charter Communications, Inc. CL A*	152,078,840	85,368,750
7,318,021	Comcast Corp. - Special CL A*	191,494,802	204,026,425
4,280,000	Insight Communications Co.*	73,568,395	42,800,000

		418,839,080	342,256,213

	Consumer Products and Services — 1.0%
5,800,000	Six Flags, Inc.* †	97,102,845	45,530,000

	Financial Services — 11.0%
1,000	Berkshire Hathaway, Inc. CL A*	52,533,832	93,300,000
67,000	Berkshire Hathaway, Inc. CL B*	130,104,200	208,437,670
1,119,000	Fannie Mae	75,542,676	83,197,650
1,700,000	Freddie Mac	85,295,354	100,402,000
2,100,000	Imperial Credit Industries, Inc.*	81,900	5,250

		343,557,962	485,342,570

	Health Care — 1.9%
1,400,000	First Health Group Corp.*	26,546,253	30,604,000
773,000	Laboratory Corporation of America Holdings*	23,077,351	30,340,250
810,000	Triad Hospitals, Inc.*	23,862,945	24,964,200

		73,486,549	85,908,450

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares		Cost	Value

	Information Services — 0.0%
134,135	Intelligent Systems Corp.*	$283,821	$301,804

	Lodging and Gaming — 8.1%
16,950,000	Caesars Entertainment, Inc.* †	153,779,365	221,028,000
1,192,100	Extended Stay America, Inc.	11,865,384	23,090,977
400,000	Harrah’s Entertainment, Inc.	13,278,905	21,956,000
5,740,000	Hilton Hotels Corp.	45,160,335	93,275,000

		224,083,989	359,349,977

	Media and Entertainment — 8.9%
21,800,000	Liberty Media Corp. - A*	241,978,893	238,710,000
172,000	Washington Post Co. CL B	87,548,000	152,118,520

		329,526,893	390,828,520

	Mortgage Banking — 3.5%
1,600,000	Countrywide Financial Corp.	28,963,313	153,440,000

	Printing Services — 0.5%
4,600,000	Mail-Well, Inc.* †	41,500,465	20,562,000

	Real Estate and Construction — 1.0%
810,000	Forest City Enterprises, Inc. CL A	10,922,398	43,618,500

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares		Cost	Value

	Real Estate Investment Trusts — 7.8%
150,000	Archstone-Smith Trust	$3,484,527	$4,426,500
400,000	Bimini Mortgage Management, Inc.† # (b)	6,000,000	6,000,000
425,000	Hanover Capital Mortgage Holdings, Inc.†	2,926,778	6,608,750
13,354,500	Host Marriott Corp.*	112,082,461	170,670,510
314,025	Medical Office Properties, Inc. #	6,264,799	4,971,016
300,000	Newcastle Investment Corp.	5,250,000	10,110,000
650,000	NovaStar Financial, Inc.	2,151,475	42,867,500
1,610,000	Redwood Trust, Inc. †	36,658,013	100,093,700

		174,818,053	345,747,976

	Retail — 0.5%
300,000	Costco Wholesale Corp.* (a)	8,785,740	11,268,000
511,200	Safeway, Inc.*	8,507,442	10,520,496

		17,293,182	21,788,496

	Telecommunications — 9.8%
1,200,000	Alltel Corp.	63,605,487	59,868,000
12,600,000	Citizens Communications Co.*	138,476,587	163,044,000
24,272,200	Qwest Communications International, Inc.*	271,804,269	104,613,182
1,450,000	Telephone and Data Systems, Inc.	66,287,109	102,761,500

		540,173,452	430,286,682

	Total Common Stocks	2,387,860,628	2,941,119,562

	NON-CONVERTIBLE PREFERRED STOCKS — 0.0%
11,000	Pennsylvania Real Estate Investment Trust 11% Pfd Series A	413,875	671,000

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Principal amount or shares		Cost	Value

	CORPORATE BONDS — 0.4%
$750,000	Local Financial Corp. 11.0% 9/08/04	$750,000	$778,125
5,000,000	Charter Communications, Inc. 0.0% 4/01/11 (c)	4,262,191	4,162,500
5,000,000	Charter Communications, Inc. 10.75% 10/01/09	3,518,702	4,400,000
3,000,000	Charter Communications, Inc. 9.625% 11/15/09	1,599,810	2,550,000
5,000,000	Telephone and Data Systems, Inc. 9.25% 2/10/25	5,084,051	5,267,590

	Total Corporate Bonds	15,214,754	17,158,215

	U.S. GOVERNMENT AND AGENCY SECURITIES — 2.4%
100,000,000	Federal Home Loan Bank 4.125% 11/15/04	99,869,051	101,862,900
3,000,000	Federal Home Loan Bank 6.04% 9/08/05	3,000,000	3,198,015
1,000,000	Federal Home Loan Bank 6.44% 11/28/05	1,000,304	1,080,030

	Total U.S. Government and Agency Securities	103,869,355	106,140,945

	SHORT-TERM SECURITIES — 32.2%
51,553,057	Milestone Treasury Obligations Portfolio	51,553,057	51,553,057
56,084,133	Wells Fargo Government Money Market Fund	56,084,133	56,084,133
1,316,000,000	U.S. Treasury Bills, 0.856% to 0.958%, due 4/01/04 to 7/08/04 (d)	1,314,200,323	1,314,234,057

	Total Short-Term Securities	1,421,837,513	1,421,871,247

	Total Investments in Securities	$3,929,196,125	4,486,960,969

	Covered Call Options Written — (0.0%)		(897,500)
	Other Liabilities in Excess of Other Assets — (1.7%)		(76,857,287)

	Net Assets — 100%		$4,409,206,182

	Net Asset Value Per Share		$37.78

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares subject to option		Expiration date/ Strike price	Value

	COVERED CALL OPTIONS WRITTEN*
300,000	Costco Wholesale Corp.	April 2004/$35	$(780,000)
100,000	GreenPoint Financial Corp.	July 2004/$45	(117,500)

	Total Call Options Written		$(897,500)
	(premiums received $1,099,553)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid security

(a)	Fully or partially pledged as collateral on outstanding written options.

(b)	Restricted security acquired in a private placement on December 15, 2003. The Fund will not bear the cost of registering the security.

(c)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate disclosed represents rate as of March 31, 2004.

(d)	Interest rates presented for treasury bills are based upon yield to maturity rate(s) at date(s) of purchase.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Statement of Assets and Liabilities
March 31, 2004

Assets:
Investments in securities at value :
Unaffiliated issuers (cost $3,591,228,659)	$4,087,138,519
Non-controlled affiliates (cost $337,967,466)	399,822,450	$4,486,960,969

Accrued interest and dividends receivable		4,941,408
Receivable for securities sold		22,936,985
Receivable for fund shares sold		368

Total assets		4,514,839,730

Liabilities:
Due to adviser		3,934,624
Covered call options written, at value (proceeds received $1,099,553)		897,500
Payable for securities purchased		100,155,998
Other expenses		645,426

Total liabilities		105,633,548

Net assets applicable to outstanding capital stock		$4,409,206,182

Analysis of net assets:
Paid-in capital		$3,648,342,218
Accumulated undistributed net investment income		12,316,581
Accumulated net realized gain		190,580,486
Net unrealized appreciation of investments		557,966,897

Total net assets applicable to shares outstanding		$4,409,206,182

Net asset value, offering and redemption price per share of outstanding capital stock (116,702,739 shares outstanding)		$37.78

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Statement of Operations
Year ended March 31, 2004

Investment income:
Dividends (including $9,467,218 from non-controlled affiliates)		$49,594,837
Interest		15,809,771

Total investment income		65,404,608

Expenses:
Investment advisory fee		37,473,801
Administrative fee		3,529,903
Custodial fees		88,416
Directors fees		79,125
Other expenses		1,885,184

Total expenses		43,056,429

Net investment income		22,348,179

Realized and unrealized gain on investments:
Net realized gain on securities (including net gain of $1,836,635 from non-controlled affiliates)	$299,672,208
Net realized gain on options written	2,268,439

Net realized gain		301,940,647
Net unrealized appreciation of investments (including net appreciation of $195,494,494 from non-controlled affiliates)		950,537,203

Net realized and unrealized gain on investments		1,252,477,850

Net increase in net assets resulting from operations		$1,274,826,029

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Statements of Changes in Net Assets

	Year ended March 31,
	2004	2003

Increase (decrease) in net assets:
From operations:
Net investment income	$22,348,179	$26,355,861
Net realized gain (loss)	301,940,647	(111,248,510)
Net unrealized appreciation (depreciation)	950,537,203	(803,194,906)

Net increase (decrease) in net assets resulting from operations	1,274,826,029	(888,087,555)

Distributions to shareholders from:
Net investment income	(17,867,102)	(23,138,865)
Net realized gains	—	(40,031,436)

Total distributions	(17,867,102)	(63,170,301)

Capital share transactions:
Proceeds from sales	886,197,233	727,635,401
Payments for redemptions	(769,266,507)	(1,329,387,836)
Reinvestment of distributions	16,317,711	58,190,259

Total increase (decrease) from capital share transactions	133,248,437	(543,562,176)

Total increase (decrease) in net assets	1,390,207,364	(1,494,820,032)

Net assets:
Beginning of period	3,018,998,818	4,513,818,850

End of period (including undistributed net investment income of $12,316,581 and $7,835,504, respectively)	$4,409,206,182	$3,018,998,818

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Financial Highlights

The following financial information provides selected data for a share of the Value Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2004	2003	2002	2001	2000

Net asset value, beginning of period	$26.85	$34.25	$34.73	$32.00	$31.02

Income (loss) from investment operations:
Net investment income	0.19	0.23	0.27	0.50	0.38
Net gain (loss) on securities (realized and unrealized)	10.89	(7.12)	0.29	6.14	2.64

Total from investment operations	11.08	(6.89)	0.56	6.64	3.02

Less distributions:
Dividends from net investment income	(0.15)	(0.20)	(0.37)	(0.49)	(0.37)
Distributions from realized gains	—	(0.31)	(0.67)	(3.42)	(1.67)

Total distributions	(0.15)	(0.51)	(1.04)	(3.91)	(2.04)

Net asset value, end of period	$37.78	$26.85	$34.25	$34.73	$32.00

Total return	41.3%	(20.2%)	1.5%	21.9%	9.7%

Ratios/supplemental data:
Net assets, end of period ($000)	4,409,206	3,018,999	4,513,819	3,648,676	2,471,216
Ratio of expenses to average net assets	1.11%	1.08%	1.06%	1.11%	1.19%
Ratio of net investment income to average net assets	0.57%	0.76%	0.87%	1.60%	1.39%
Portfolio turnover rate	12%	18%	13%	36%	31%

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Notes to Financial Statements
March 31, 2004

(1)	Organization

Weitz Series Fund, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2004, the Company had four series: the Value Fund, the Fixed Income Fund, the Government Money Market Fund and the Hickory Fund. The accompanying financial statements present the financial position and results of operations of the Value Fund (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

On March 5, 2004, the shareholders of the Fund approved the reorganization of the Fund with and into a new series of The Weitz Funds, a Delaware statutory trust (the “Trust”), effective April 1, 2004. The new series of the Trust has the same name, investment objective and investment policies of the Fund.

(2)	Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States for the investment company industry.

(a) Valuation of Investments

Investments are carried at value determined using the following valuation methods:

•

Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the Nasdaq exchange are valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

• Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•

The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•

The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•

The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company’s Board of Directors.

(b)	Option Transactions

The Fund may purchase put or call options. When the Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether the Fund has realized a gain or loss on the related investment transaction. When the Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Fund may write put or call options. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether the Fund has realized a gain or loss on the related investment transaction. When the Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Fund attempts to limit market risk and enhance its income by writing (selling) covered call options. The risk in writing a covered call option is that the Fund gives up the opportunity of profit if the market price of the financial instrument increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that the Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c)	Federal Income Taxes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

(d)	Security Transactions and Distributions to Shareholders

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

Realized gains or losses are determined by specifically identifying the security sold.

(e)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(f) Securities Sold Short

The Fund periodically engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the short sale transaction.

(3)	Related Party Transactions

The Company and Fund have retained Wallace R. Weitz & Company (the “Adviser”) as their investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund’s shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser is being paid a monthly fee. The annual investment advisory fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSETS
BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. Prior to August 1, 2003, the annual administrative fee schedule for the Fund was as follows:

AVERAGE DAILY NET ASSETS
BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000	500,000,000	0.150%
500,000,000		0.050%

Effective August 1, 2003, the annual administrative fee for average daily net assets greater than $100,000,000 is 0.100%. The breakpoint for average daily net assets greater than $500,000,000 has been eliminated. All other administrative fee rates in the above table are still applicable.

The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund’s average daily net assets. The expenses incurred by the Fund did not exceed the percentage limitation during the year ended March 31, 2004.

Weitz Securities, Inc., as distributor, received no compensation for the distribution of Fund shares.

(4)	Capital Stock

The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001. Three hundred million of these shares have been authorized by the Board of Directors to be issued in the series designated Value Fund. The Board of Directors may authorize additional shares in other series of the Company’s shares without shareholder approval. Each share of stock has a pro rata interest in the assets of the series to which the stock of that series relates and has no interest in the assets of any other series.

Transactions in the capital stock of the Fund are summarized as follows:

	Year ended March 31,
	2004	2003

Transactions in shares:
Shares issued	26,727,112	25,552,353
Shares redeemed	(22,935,974)	(46,944,831)
Reinvested dividends	480,038	2,040,421

Net increase (decrease)	4,271,176	(19,352,057)

(5)	Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Fund are summarized as follows:

	Year ended March 31,
	2004	2003

Ordinary income	$17,867,102	$43,142,615
Long-term capital gains	—	20,027,686

Total distributions	$17,867,102	$63,170,301

As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$12,316,581
Undistributed long-term gains	190,692,138
Unrealized appreciation	557,855,246

$760,863,965

During the fiscal year, the Fund utilized capital loss carryforwards of $75,870,639 to offset realized capital gains. The difference between book basis and tax basis unrealized appreciation and net realized gain is attributed to the deferral of loss on wash sales.

(6)	Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $364,408,963 and $1,321,604,231, respectively. The cost of investments for Federal income tax purposes is $3,929,307,776. At March 31, 2004, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $903,323,091 and $345,669,898, respectively.

(a) Illiquid Securities

The Fund owns certain securities which have a limited trading market or certain restrictions on trading and therefore may be illiquid. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed. These differences could be material. Illiquid securities owned at March 31, 2004, include the following:

Cost

Adelphia Communications Corp. CL A	$1,697,043
Bimini Mortgage Management, Inc.	6,000,000
Medical Office Properties, Inc.	6,264,799

Total illiquid securities	$13,961,842

The total value of these securities at March 31, 2004, was $21,032,054, representing 0.5% of the Fund’s net assets.

(b)	Options Written

Transactions relating to options written are summarized as follows:

	Year ended March 31, 2004

	Number of Contracts	Premiums

Options outstanding, beginning of period	14,000	$2,514,849
Options written, during the period	21,875	4,623,682
Options exercised, during the period	(19,258)	(3,770,538)
Options expired, during the period	(12,617)	(2,268,440)

Options outstanding, end of period	4,000	$1,099,553

(7)	Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s holdings in the securities of such issuers is set forth below:

Name of Issuer	Number of Shares Held March 31, 2003	Gross Additions	Gross Reductions	Number of Shares Held March 31, 2004	Value March 31, 2004	Dividend Income	Realized Gains/(Losses)

Bimini Mortgage Management, Inc.	—	400,000	—	400,000	$6,000,000	$156,000	$—
Caesars Entertainment, Inc.†	19,650,500	349,500	(3,050,000)	16,950,000	221,028,000	—	3,445,654
Citizens Communications Co.*	14,819,600	—	(2,219,600)	12,600,000	163,044,000	—	(4,063,769)
Hanover Capital Mortgage Holdings, Inc.	491,800	7,100	(73,900)	425,000	6,608,750	688,370	(98,902)
Host Marriot Corp. *	16,000,000	—	(2,645,500)	13,354,500	170,670,510	—	6,313,275
Mail-Well, Inc.	5,500,000	—	(900,000)	4,600,000	20,562,000	—	(2,390,262)
Newcastle Investment Holdings Corp. *	1,337,980	—	(1,337,980)	—	—	602,091	7,118,354
Novastar Financial, Inc. *	1,912,400	1,020,000	(2,282,400)	650,000	42,867,500	12,321,000	119,636,625
Redwood Trust, Inc.	1,558,217	55,000	(3,217)	1,610,000	100,093,700	8,622,848	3,991,988
Six Flags, Inc.	5,969,900	100	(170,000)	5,800,000	45,530,000	—	(3,111,843)

Totals					$776,404,460	$22,390,309	$130,841,120

*	Company was considered a non-controlled affiliate at March 31, 2003, but as of March 31, 2004 they are no longer a non-controlled affiliate.

†	Park Place Entertainment Corp.’s name was changed to Caesars Entertainment, Inc. during the year.

While Charter Communications, Inc. (“Charter”) and Insight Communications, Inc. (“Insight”), are not affiliates of the Fund for purposes of the Investment Company Act of 1940, the Fund owns 6.1% of the Class A shares of Charter and 8.4% of the Class A shares of Insight which are included in the beneficial ownership of Charter and Insight, respectively, reported by the Adviser on Schedule 13G filed in accordance with the requirements of Section 13(d) of the Securities Exchange Act of 1934.

(8)	Contingencies and Commitments

The Fund indemnifies the Company’s officers and directors for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(9)	Line of Credit

A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc., to the Partners Value Fund of the Weitz Partners, Inc. and to the Balanced Fund of the Weitz Funds (collectively, the “Funds”). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 13, 2004 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund, the Partners Value Fund and/or the Balanced Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of the
Value Fund of Weitz Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Value Fund of Weitz Series Fund, Inc. (the “Fund”) as of March 31, 2004, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights presented herein for each of the respective years ended March 31, 2003 were audited by other auditors. Those auditors expressed an unqualified opinion on the statement of changes and financial highlights in their report dated April 18, 2003.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Value Fund of Weitz Series Fund, Inc. as of March 31, 2004, and the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

Cincinnati, Ohio
April 27, 2004

INFORMATION ABOUT THE DIRECTORS/TRUSTEES
AND OFFICERS OF THE WEITZ FUNDS
(Unaudited)

The individuals listed below serve as directors/trustees or officers of Weitz Series Fund, Inc., Weitz Partners, Inc. and The Weitz Funds (the “Weitz Funds”). Each director/trustee of the Weitz Funds serves until a successor is elected and qualified or until resignation. Each officer of the Weitz Funds is elected annually by the Board of Directors/Trustees.

The address of all officers and directors/trustees is 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124.

Interested Directors/Trustees*

Wallace R. Weitz (54)
Position(s) Held with Fund: President; Treasurer;
     Portfolio Manager
Length of Service (Beginning Date): Weitz Series
     Fund, Inc. (and predecessor Weitz Value Fund) –
     January, 1986, Weitz Partners, Inc. – July, 1993  and
     The Weitz Funds – August, 2003
Principal Occupation(s) During Past 5 Years: President,
     Wallace R. Weitz & Company, Weitz Series Fund,
     Inc., Weitz Partners, Inc., The Weitz Funds
Number of Portfolios Overseen: 6
Other Directorships: N/A

Thomas R. Pansing, Jr. (59)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): Weitz Series Fund,
     Inc. (and predecessor Weitz Value Fund) – January,
     1986, Weitz Partners, Inc. – July, 1993, The Weitz
     Funds – August 2003
Principal Occupation(s) During Past 5 Years: Partner,
     Pansing Hogan Ernst & Bachman LLP, a law firm
Number of Portfolios Overseen: 6
Other Directorships: N/A

*	Mr. Weitz is a director and officer of Wallace R. Weitz & Company, investment adviser to the Weitz Funds, and as such is classified as an “interested director”. Mr. Pansing performs certain legal services for the investment adviser and the Weitz Funds and, therefore, is also classified as an “interested director”.

Independent Directors/Trustees

Lorraine Chang (53)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): Weitz Series Fund,
     Inc. and Weitz Partners, Inc. – June, 1997, The Weitz
     Funds – August 2003
Principal Occupation(s) During Past 5 Years: Partner,
     The Public Strategies Group, a management
     consulting firm, 1999-Present; Independent
     Consultant 1995-1999
Number of Portfolios Overseen: 6
Other Directorships: N/A

John W. Hancock (56)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): Weitz Series Fund,
     Inc. (and predecessor Weitz Value Fund) – January,
     1986, Weitz Partners, Inc. – July, 1993, The Weitz
     Funds – August 2003
Principal Occupation(s) During Past 5 Years: Partner,
     Hancock & Dana, an accounting firm
Number of Portfolios Overseen: 6
Other Directorships: N/A

Richard D. Holland (82)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): Weitz Series Fund,
     Inc. and Weitz Partners, Inc. – June, 1995, The Weitz
     Funds – August 2003
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen: 6
Other Directorships: N/A

Delmer L. Toebben (73)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): Weitz Series Fund,
     Inc. and Weitz Partners, Inc. – July, 1996, The Weitz
     Funds – August 2003
Principal Occupation(s) During Past 5 Years: Retired,
     1999-Present; President, Curzon Advertising &
     Display, Inc. 1977-1999
Number of Portfolios Overseen: 6
Other Directorships: N/A

Officers

Mary K. Beerling (63)
Position(s) Held with Fund: Vice President and
     Secretary
Length of Service (Beginning Date): July, 1994
Principal Occupation(s) During Past 5 Years:
     Vice President, Wallace R. Weitz & Company,
     Weitz Series Fund, Inc., Weitz Partners, Inc., The
Weitz Funds

Kenneth R. Stoll (42)
Position(s) Held with Fund: Vice President
Length of Service (Beginning Date): April, 2004
Principal Occupation(s) During Past 5 Years:
     Chief Operating Officer, Wallace R. Weitz &
     Company and Vice President, The Weitz Funds,
     April, 2004-Present; Partner, PricewaterhouseCoopers
     LLP, 1999-2004; Partner, McGladrey & Pullen, LLP,
     1983-1999

The Statement of Additional Information for Weitz Series Fund, Inc., Weitz Partners, Inc. and The Weitz Funds, which can be obtained without charge by calling 800-232-4161, includes additional information about the Board of Directors/Trustees and Officers of the Weitz Funds.

PROXY VOTING POLICIES AND PROCEDURES
(Unaudited)

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745 or (ii) on the SEC’s website.

CHANGE OF INDEPENDENT AUDITORS
(Unaudited)

An audit partner from PricewaterhouseCoopers LLP (PwC) accepted a position as chief operating officer of Wallace R. Weitz & Company. Since this partner had previously served the Fund within the last year as lead audit partner, PwC was no longer considered to be independent of the Fund and therefore resigned as the Fund’s independent auditors on March 8, 2004.

The reports of PwC on the financial statements of the Fund during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through March 8, 2004, there were no disagreements with PwC on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of disagreement in connection with its report.

On March 25, 2004, the Audit Committee of the Board of Directors, on behalf of the Fund, engaged Ernst & Young LLP as its independent auditors.

OTHER INFORMATION
(Unaudited)

For the fiscal year ended March 31, 2004 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $15,461,795 represents the amount that may be considered qualified dividend income. For corporate shareholders, $21,905,668 of the distributions paid during the fiscal year qualifies for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ended December 31, 2003, which was reported in conjunction with your 2003 Form 1099-DIV.

SHAREHOLDER VOTE
(Unaudited)

On March 5, 2004, a special meeting of the shareholders of the Value Fund (“Fund”) was held for a purpose of asking shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated January 15, 2004:

Proposal 1: To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include: (a) the transfer of all assets of the Fund to a newly formed series also called the Value Fund (the “New Fund”) of The Weitz Funds, a Delaware statutory trust (the “New Trust”), in exchange for shares of the New Fund, and the assumption by the New Fund of liabilities of the Fund; and (b) the distribution to Fund shareholders of such New Fund’s shares.

Affirmative	Against	Abstain
60,055,200	1,100,657	1,320,216

Proposal 2.1: To amend the fundamental investment restriction regarding underwriting securities.
Affirmative	Against	Abstain
58,339,850	2,459,347	1,676,875

Proposal 2.2: To amend the fundamental investment restriction regarding investments in real estate.
Affirmative	Against	Abstain
58,311,838	2,495,420	1,668,814

Proposal 2.3: To amend the fundamental investment restriction regarding investments in commodities.
Affirmative	Against	Abstain
57,917,975	2,894,365	1,663,732

Proposal 2.4: To amend the fundamental investment restriction regarding issuing senior securities.
Affirmative	Against	Abstain
58,161,051	2,645,674	1,669,347

Proposal 2.5: To amend the fundamental investment restriction regarding making loans.
Affirmative	Against	Abstain
58,002,125	2,816,447	1,657,500

Proposal 2.6: To amend the fundamental investment restriction regarding borrowing.
Affirmative	Against	Abstain
57,912,333	2,894,504	1,669,235

Proposal 2.7: To eliminate the fundamental investment restriction regarding purchasing securities on margin.
Affirmative	Against	Abstain
58,005,724	2,815,011	1,655,337

Proposal 2.8: To eliminate the fundamental investment restriction regarding participation in securities trading accounts.
Affirmative	Against	Abstain
58,099,879	2,709,362	1,666,831

Proposal 2.9: To eliminate the fundamental investment restriction regarding investments for exercising control over an issuer.
Affirmative	Against	Abstain
57,966,122	2,845,411	1,664,539

Proposal 2.10: To amend the fundamental investment restriction regarding industry concentration.
Affirmative	Against	Abstain
58,295,463	2,504,854	1,675,755

Proposal 2.11: To eliminate the fundamental investment restriction regarding investment objectives and strategies.
Affirmative	Against	Abstain
57,992,487	2,817,845	1,665,741

Proposal 2.12: To amend the fundamental investment restriction regarding diversification.
Affirmative	Against	Abstain
58,019,928	2,782,699	1,673,445

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Board of Directors
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Delmer L. Toebben
Wallace R. Weitz

Officers
Wallace R. Weitz, President
Mary K. Beerling, Vice President & Secretary
Kenneth R. Stoll, Vice President

Investment Adviser
Wallace R. Weitz & Company

Distributor
Weitz Securities, Inc.

Custodian
Wells Fargo Bank Minnesota,
National Association

Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company

Sub-Transfer Agent
Boston Financial Data Services, Inc.

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Fund before investing. The Fund’s Prospectus contains this and other information about the Fund. A current Prospectus is available at www.weitzfunds.com or by calling 800-232-4161.

5/5/04